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PROSPECTUS JANUARY 12, 2000

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                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                    THROUGH
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

HOME OFFICE:                                                        SERVICE CENTER:
-----------                                                         --------------

3003 - 77TH AVENUE, S.E.                                            P.O. BOX 724208
MERCER ISLAND, WASHINGTON  98040                                    ATLANTA, GEORGIA 31139
(206) 232-8400                                                      1-877-376-8008 (TOLL FREE)


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This prospectus describes the Farmers flexible premium variable life insurance policy (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance and accumulates variable Contract Value. The amount of life insurance may, and the Contract Value will, depend on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A ("variable account") in which you invest.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.

This prospectus provides information that a prospective owner should know before investing and you should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

You can allocate Contract Value to:

     - the subaccounts of the variable account, which invest in the portfolios listed on this page; or
     -    a fixed account, which credits a specified rate of interest.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

The following portfolios are currently available under the Policy:

[ ]   JANUS ASPEN SERIES
         Capital Appreciation Portfolio

[ ]   KEMPER VARIABLE SERIES
         Kemper Government Securities Portfolio
         Kemper High Yield Portfolio
         Kemper Small Cap Growth Portfolio
         Kemper-Dreman High Return Equity
            Portfolio

[ ]   PIMCO VARIABLE INSURANCE TRUST
         PIMCO Low Duration Bond Portfolio
         PIMCO Foreign Bond Portfolio

[ ]   SCUDDER VARIABLE LIFE INVESTMENT FUND
         Money Market Portfolio (Class A Shares)
         Growth and Income Portfolio (Class A Shares)
         International Portfolio (Class A Shares)
         Bond Portfolio (Class A Shares)

[ ]   TEMPLETON VARIABLE PRODUCTS SERIES FUND
         Templeton Developing Markets Fund
            (Class 2 Shares)

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

--------------------------------------------------------------------------------
  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
       POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
         ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
--------------------------------------------------------------------------------


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
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TABLE OF CONTENTS
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
GLOSSARY..........................................................................................................1

POLICY SUMMARY....................................................................................................3

   Premiums.......................................................................................................4
   Investment Options.............................................................................................4
   Contract Value.................................................................................................5
   Charges and Deductions.........................................................................................6
   Portfolio Expense Table........................................................................................7
   Surrenders and Withdrawals.....................................................................................8
   Death Benefits.................................................................................................8
   Transfers......................................................................................................9
   Loans..........................................................................................................9

RISK SUMMARY.....................................................................................................10

   Investment Risk...............................................................................................10
   Risk of Lapse.................................................................................................10
   Tax Risks.....................................................................................................11
   Limits on Cash Withdrawals....................................................................................11
   Loan Risks....................................................................................................11
   Effects of Surrender Charges..................................................................................12
   Comparison with Other Insurance Policies......................................................................12
   Illustrations.................................................................................................12

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT...................................................12

   Farmers New World Life Insurance Company......................................................................12
   The Fixed Account.............................................................................................13

THE VARIABLE ACCOUNT AND THE PORTFOLIOS..........................................................................14

   The Variable Account..........................................................................................14
   The Portfolios................................................................................................14
      INVESTMENT OBJECTIVES OF THE PORTFOLIOS....................................................................15
   Your Right to Vote Portfolio Shares...........................................................................17

THE POLICY.......................................................................................................17

   Purchasing a Policy...........................................................................................17
   When Insurance Coverage Takes Effect..........................................................................18
   Ownership Rights..............................................................................................18
      CHANGING THE OWNER.........................................................................................18
      SELECTING AND CHANGING THE BENEFICIARY.....................................................................19
      ASSIGNING THE POLICY.......................................................................................19
   Canceling a Policy............................................................................................19

PREMIUMS.........................................................................................................20

   Premium Flexibility...........................................................................................20
   Minimum Premiums..............................................................................................20
   Planned Premiums..............................................................................................21


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
   Allocating Premiums...........................................................................................21

CONTRACT VALUES..................................................................................................22

   Contract Value................................................................................................22
   Surrender Value...............................................................................................22
   Subaccount Value..............................................................................................22
   Subaccount Unit Value.........................................................................................23
   Fixed Account Value...........................................................................................24

CHARGES AND DEDUCTIONS...........................................................................................25

   Premium Deductions............................................................................................25
   Monthly Deduction.............................................................................................25
      COST OF INSURANCE..........................................................................................26
      CHARGES FOR RIDERS.........................................................................................27
      MONTHLY ADMINISTRATION CHARGE..............................................................................27
      MONTHLY SPECIAL PREMIUM CLASS CHARGE.......................................................................27
      MONTHLY FLAT EXTRA CHARGE..................................................................................27
   Mortality and Expense Risk Charge.............................................................................27
   Surrender Charge..............................................................................................27
      DECREASE IN PRINCIPAL SUM..................................................................................28
   Transfer Charge...............................................................................................29
   Portfolio Expenses............................................................................................29
   Other Charges.................................................................................................30

DEATH BENEFIT....................................................................................................30

   Death Benefit Proceeds........................................................................................30
   Death Benefit Options.........................................................................................30
   Changing Death Benefit Options................................................................................32
   Effects of Withdrawals on the Death Benefit...................................................................33
   Changing the Principal Sum....................................................................................33
   Payment Options...............................................................................................35

SURRENDERS AND WITHDRAWALS.......................................................................................37

   Surrenders....................................................................................................37
   Partial Withdrawals...........................................................................................37

TRANSFERS........................................................................................................38

   Automatic Asset Rebalancing Program...........................................................................39
   Asset Allocation Services.....................................................................................39
   Excessive Trading Limits......................................................................................39
   Dollar Cost Averaging Program.................................................................................39
   Telephone Transfers...........................................................................................40

LOANS............................................................................................................41

   Loan Conditions...............................................................................................41
   Effect of Policy Loans........................................................................................42

POLICY LAPSE.....................................................................................................42

   Lapse.........................................................................................................42
   Reinstatement.................................................................................................43

FEDERAL TAX CONSIDERATIONS.......................................................................................43

   Tax Status of the Policy......................................................................................44
   Tax Treatment of Policy Benefits..............................................................................44

OTHER POLICY INFORMATION.........................................................................................46

   Our Right to Contest the Policy...............................................................................46
   Suicide Exclusion.............................................................................................47
   Misstatement of Age or Sex....................................................................................47
   Modifying the Policy..........................................................................................47
   When We Will Make Payments....................................................................................47
   Reports to Owners.............................................................................................48
   Policy Termination............................................................................................48
   Supplemental Benefits (Riders)................................................................................48

PERFORMANCE DATA.................................................................................................49

   Hypothetical Illustrations Based on Adjusted Historic Portfolio Performance...................................49

ADDITIONAL INFORMATION...........................................................................................49

   Sale of the Policies..........................................................................................49
   Legal Matters.................................................................................................50
   Legal Proceedings.............................................................................................50
   Year 2000 Matters.............................................................................................50
   Experts.......................................................................................................51
   Financial Statements..........................................................................................51
   Farmers' Executive Officers and Directors.....................................................................51

ILLUSTRATIONS....................................................................................................55

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES.........................................................A-1

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS..................................................................B-1

APPENDIX C - FINANCIAL STATEMENTS...............................................................................C-1

GLOSSARY
===============================================================================

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits you add by rider, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Valuation Day that coincides with the issue date in the calendar month, the monthly due date is the next Valuation Day.

PERCENT OF PREMIUM FACTOR

The factor (currently .965) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT TO EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right to examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.


POLICY SUMMARY
===============================================================================

      This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. Please read the remainder of this prospectus carefully.

                                    PREMIUMS




- You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

-     We will not accept any premiums after the insured reaches attained age
      100.

- After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time.

- If you authorize electronic payments from your checking account, or ask us to bill you, the premiums you pay each year must be $300 or more.

- We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting amount to the Contract Value.

- The initial minimum premium and payment mode (monthly or annual) are shown on your Policy's specification page. The minimum premium will change if you increase or decrease the principal sum, if you change death benefit options, if you change or add a rider, if you take a partial withdrawal and you have chosen a level death benefit (Option B), or if the insured's premium class changes.

- This Policy does not provide a no-lapse period. PAYING THE CURRENT MINIMUM MONTHLY PREMIUM FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

- If you have paid large enough premiums so that total premiums paid (less withdrawals) exceed the cumulative minimum premiums, your Policy will enter a 61-day pre-lapse grace period only if the Contract Value, less the loan amount (including any interest you owe) is not enough to cover the monthly deduction when due. We would not take the surrender charge into account.

- If you have not paid enough premium so that total premiums paid (less withdrawals) are less than the cumulative minimum premiums, then your Policy will enter the grace period if the Surrender Value is not sufficient to cover the monthly deduction when due. This means that if you do not pay large enough premiums, we will take surrender charges into account in determining whether your Policy will enter a 61-day pre-lapse grace period.

- There will be a 61-day grace period before your Policy lapses. We will mail you a notice at least 61 days before the end of the grace period. If you fail to make a sufficient payment during the 61-day grace period, your Policy will lapse and terminate without value. See "Risk of Lapse," and "Policy Lapse."

- New premium(s) will be allocated to the subaccounts and the fixed account in accordance with your instructions in the application, unless you provide different instructions with your premiums. Any future premiums will be allocated in accordance with the new instructions, unless we receive contrary instructions.



                               INVESTMENT OPTIONS

VARIABLE ACCOUNT:



- You may direct the money in your Policy to any of the 12 subaccounts of the variable account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH

      SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each subaccount invests exclusively in one investment portfolio of a fund. The following portfolios are currently available:

      [ ]   JANUS ASPEN SERIES
             Capital Appreciation Portfolio

      [ ]   KEMPER VARIABLE SERIES FUND
             Kemper Government Securities Portfolio
             Kemper High Yield Portfolio
             Kemper Small Cap Growth Portfolio
             Kemper-Dreman High Return Equity Portfolio

      [ ]   PIMCO VARIABLE INSURANCE TRUST
             PIMCO Low Duration Bond Portfolio
             PIMCO Foreign Bond Portfolio

      [ ]   SCUDDER VARIABLE LIFE INVESTMENT FUND
             Money Market Portfolio (Class A Shares)
             Growth and Income Portfolio (Class A Shares)
             International Portfolio (Class A Shares)
             Bond Portfolio (Class A Shares)

      [ ]   TEMPLETON VARIABLE PRODUCTS SERIES FUND
             Templeton Developing Markets Fund (Class 2 Shares)



      FIXED ACCOUNT:

- You may place money in the fixed account where it earns interest at an annual rate of at least 3.0%. We may declare higher rates of interest, but are not obligated to do so.

                                 CONTRACT VALUE

- Contract Value is the sum of your amounts in the subaccounts and the fixed account. Contract Value also includes amounts we hold in the loan account to secure any outstanding loans.

- Contract Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (such as transfers, withdrawals, and loans).

- Contract Value is the starting point for calculating important values under the Policy, such as the cash value, Surrender Value and the death benefit.

- We do not guarantee a minimum Contract Value. Your Policy may lapse if you do not pay sufficient premiums and do not have sufficient Surrender Value to pay the monthly deduction when due. See "Minimum Premiums" and "Policy Lapse."

- Once you receive your Policy, the RIGHT TO EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. See "Canceling a Policy."

- From the issue date until the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days), we hold your premium(s) in the fixed account. On the reallocation date, we transfer the Contract Value in the fixed account to other subaccounts and the fixed account in accordance with the allocation percentages you provided in the application.

                             CHARGES AND DEDUCTIONS


$ Premium Charge: We currently deduct 3.5% from each premium and credit the remaining 96.5% to your Contract Value. This occurs when we apply the percent of premium factor to each premium received. We may change the charge for new owners in the future. This charge compensates us for distribution expenses and state premium taxes.

$    Monthly Deduction.  Each month we deduct:

     - a cost of insurance charge for the Policy (varies by issue age, sex, premium class and Policy duration);

     -    charges for any riders;

     -    a flat extra charge, if any, for a special premium class;

     - a special premium class rate, applied to both current and guaranteed cost of insurance charges, for insured in a special premium class; and

     - a current monthly administration charge of $5, guaranteed never to be higher than $8.

$    Surrender and Withdrawal Charges:

     - surrender: We deduct a surrender charge when a full surrender occurs during the first 14 Policy years. It consists of:

          - a deferred sales charge component: calculated by multiplying the sum of all premiums by a factor that declines over the first 15 Policy years and is less for issue ages 66 and older; and

          - an administrative component: calculated by multiplying the number of thousands of principal sum on the issue date (minus any reductions in principal sum for which a surrender charge has already been paid) by a factor that varies by insured's issue age, sex and premium class, and the number of years you held the Policy.

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 14 POLICY YEARS.

     - The maximum surrender charge is the entire Contract Value. It is more likely that you may have no Surrender Value if you pay premiums below or not much higher than the current minimum premium, and/or your investment performance is too low.

     - withdrawal (partial surrender): We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn, PLUS a surrender charge if you elect a level death benefit (Option B).

     - decrease in principal sum: If you decrease the principal sum, we will deduct a portion of the surrender charge.

$ Mortality and Expense Risk Charge: Deducted daily at an annual rate equal to 0.90% of your average daily net assets in the variable subaccounts.

$ Transfer Charge: $25 fee for the 13th and each additional transfer in a Policy year.

$ Portfolio Expenses: You indirectly bear the annual operating expenses of the portfolios in which the subaccounts invest. These may include investment management fees, 12b-1 fees, and other expenses. These charges vary by portfolio and, during 1998, ranged from .44% to 1.91% per year. See "Portfolio Expense Table."

$     Other charges:

      -    A $5 fee for each additional annual report you request.

      - A charge of $1.50 per $1,000 for each increase in principal sum (maximum charge is $300).

      -    Any riders attached to the Policy will have their own charges.

                            PORTFOLIO EXPENSE TABLE

         The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly by investing in the subaccounts. The table reflects the actual charges and expenses for each portfolio for the fiscal year ended December 31, 1998, unless the charges are annualized. Expenses of the portfolios may be higher or lower in the future. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this prospectus.

ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                                                          TOTAL ANNUAL
                                                                                                         EXPENSES (AFTER
                                                      MANAGEMENT                 OTHER EXPENSES              WAIVERS
                                                         FEES         12b-1          (AFTER                    AND
NAME OF PORTFOLIO                                  (AFTER WAIVERS)    FEES       REIMBURSEMENT)          REIMBURSEMENT)
Janus Aspen Series
------------------
Capital Appreciation Portfolio(1)                        .70%          ---            .22%                    .92%

Kemper Variable Series
----------------------
Kemper Government Securities Portfolio                   .55%          ---            .11%                    .66%
Kemper High Yield Portfolio                              .60%          ---            .05%                    .65%
Kemper Small Cap Growth Portfolio                        .65%          ---            .05%                    .70%
Kemper-Dreman High Return Equity Portfolio(2)(3)         .42%          ---            .45%                    .87%

PIMCO Variable Insurance Trust
------------------------------
Low Duration Bond Portfolio(4)                           .63%          ---            .02%                    .65%
Foreign Bond Portfolio(4)                                .88%          ---            .02%                    .90%

Scudder VLIF
------------
Money Market Portfolio                                   .37%          ---            .07%                    .44%
Growth and Income Portfolio (Class A Shares)             .47%          ---            .09%                    .56%
International Portfolio (Class A Shares)                 .87%          ---            .18%                   1.05%
Bond Portfolio (Class A Shares)                          .47%          ---            .09%                    .56%

Templeton Variable Products Series Fund
---------------------------------------
Templeton Developing Markets Fund (Class 2
Shares)(5)                                              1.25%         .25%            .41%                   1.91%

1/   The expense figures shown for the Janus Aspen Capital Appreciation
Portfolio are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers, the Management Fees, Other Expenses and Total Annual Expenses for the Janus Aspen Capital Appreciation Portfolio for the fiscal year ended December 31, 1998 would have been: .75%, .22% and .97%, respectively. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.

2/   The Kemper-Dreman High Return Equity Portfolio commenced operations on May
4, 1998. As a result, "Other Expenses" for fiscal year 1998 have been annualized.

3/   Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period ending May 1, 2000, to limit their respective fees and to reimburse other operating expenses to the extent necessary to limit total operating expenses of the Kemper-Dreman High Return Equity Portfolio to the levels set forth in the table above. Without taking into effect these expense caps, for the High Return Equity Portfolio, the Management Fees are estimated to be .75%; Other Expenses are estimated to be .45%; and Total Annual Expenses are estimated to be 1.20%.

4/   For the PIMCO Variable Insurance Trust portfolios, Management Fees include fixed advisory and administrative fees. The administrative fee covers most of the expenses of these portfolios. However, the portfolios are responsible for bearing certain expenses associated with their operations that are not covered by the administrative fee. While it is expected that these expenses generally will not have a material effect on the portfolio expense ratios, they may have a material effect in certain circumstances, such as when the average net assets of a portfolio are lower than anticipated. Pacific Investment Management

Company has agreed to reduce its administrative fee, subject to potential future reimbursement, to the extent that Total Annual Expenses would exceed, due to organizational expenses and the payment by the portfolio of its pro rata portion of the Trust's Trustees' fees, 0.65% of average daily net assets of the PIMCO Low Duration Bond portfolio and 0.90% of average daily net assets of the PIMCO Foreign Bond portfolio. "Other Expenses" are based on estimates for the current fiscal year. Without such reductions, Management Fees, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been: for the PIMCO Low Duration Bond Portfolio, 0.65%, 0.02% and 0.67%, respectively; and for the PIMCO Foreign Bond Portfolio, 0.90%, 0.02% and 0.92%, respectively.

5/   Class 2 of the Templeton Developing Markets Portfolio has a distribution plan or "Rule 12b-1 Plan" which is described in the portfolio's prospectus.

                           SURRENDERS AND WITHDRAWALS


- FULL SURRENDER: At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount including any interest you owe). A surrender may have tax consequences. See "Federal Tax Considerations."

- PARTIAL WITHDRAWALS: After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences. See "Federal Tax Considerations."

      -    You may make only 1 withdrawal each calendar quarter.

      -    You must request at least $500.

      -    You may not request more than 75% of the Surrender Value.

      - Surrender charges apply to the withdrawal if you have selected a level death benefit (Option B).

      - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

      - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).



                                 DEATH BENEFITS

- As long as it remains in force, the Policy provides for a death benefit payment upon the death of the insured.

-      You must choose one of two death benefit options under the Policy.


         - OPTION A is a variable death benefit through attained age 99 that is the greater of:

             - the principal sum plus the Contract Value on the date of death; or

             - the Contract Value multiplied by the applicable death benefit percentage.

         - OPTION B is a level death benefit through attained age 99 that is the greater of:

             -     the principal sum on the date of death; or

             - the Contract Value multiplied by the applicable death benefit percentage.


Any death benefit proceeds paid will be increased by any additional insurance benefits you add by rider and will be reduced by the amount of any outstanding loan amount (including any interest you owe) and any due and unpaid monthly deductions.

- After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year (but you may not change both the death benefit and principal sum during the same Policy year unless done simultaneously).

- You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page.

                                   TRANSFERS


-    Each Policy year, you may make:

     -  an unlimited number of transfers from and among the subaccounts; and

     -  one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

-    AUTOMATIC ASSET REBALANCING PROGRAM:

     Under the automatic asset rebalancing program, we will automatically transfer amounts among the subaccounts on a quarterly basis so that the allocation of your Contract Value matches the percentages you specify.

-    DOLLAR COST AVERAGING PROGRAM:

     The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100.
                                     LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary.

- To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans from the proceeds payable on the insured's death.

-    A loan may have tax consequences.  See "Federal Tax Consequences."

RISK SUMMARY
===============================================================================


                                INVESTMENT RISK

         If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You COULD lose everything you invest and your Policy could lapse. If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%.

                                 RISK OF LAPSE

         This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the Surrender Value to zero.

         Your Policy will enter a 61-day pre-lapse grace period if:

         - you have not paid large enough premiums so that total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

         - you have paid enough premiums so that total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount (including any interest you owe) is not large enough to cover the monthly deduction when due.

         Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment you make during the grace period must be large enough to cause either one of the following conditions:

         1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

         2. total premiums you paid (minus withdrawals, but not including surrender charges or the processing fee) must exceed the cumulative minimum premiums, AND the Contract Value, minus any outstanding loan (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

         A Policy lapse will have adverse tax consequences. See "Federal Tax Considerations," and "Policy Loans."

         You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                   TAX RISKS

         Although there is limited guidance and some uncertainty, we believe that the Policy should be deemed a life insurance contract under Federal tax law, so that the death benefit paid to the beneficiary will not be subject to Federal income tax.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on withdrawals, surrenders and loans taken before you reach age 59 1/2.

         You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

         The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value.

         A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

         A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit also will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS

         A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

         A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

         A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount reduces your Surrender Value (or Contract Value, if applicable) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences would result.

                          EFFECTS OF SURRENDER CHARGES

         The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

         Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient minimum premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.


                    COMPARISON WITH OTHER INSURANCE POLICIES

         Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Contract Value, loan privileges and a Surrender Value. However, the Policy differs from a fixed benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Contract Value and the Surrender Value will always vary with the investment performance of your selected subaccounts.

         As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

                                 ILLUSTRATIONS

         The Illustrations provided at the end of this prospectus illustrate Contract Values, Surrender Values and Death Benefits. These illustrations are based on hypothetical rates of return that are not guaranteed. The Illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT
===============================================================================

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

         Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers may issue. Farmers' general account supports the fixed account under the Policy.

         Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a

United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

         Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 38 states and the District of Columbia. The states where Farmers is not licensed are Alaska, Connecticut, Florida, Hawaii, Louisiana, Maine, Massachusetts, New Hampshire, New Jersey, New York, North Carolina, and Vermont.

                               THE FIXED ACCOUNT

         The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest that is compounded daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

         The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

         We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

         We allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         THE FIXED ACCOUNT IS NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS
===============================================================================

                              THE VARIABLE ACCOUNT

         Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

         The variable account is divided into 12 subaccounts, each of which invests in shares of one portfolio of a fund.

         Under Washington law, the assets in the variable account are the property of Farmers. However, assets in the variable account that are attributable to the Policy are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses (realized and unrealized), resulting from assets in the variable account, are credited to or charged against the variable account without regard to other income, gains or losses of Farmers. Promises we make in the Policy are general corporate obligations of Farmers and are not dependent on assets in the variable account.

         The variable account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Farmers reserves the right to:

         1.   Create new variable accounts;

         2.   Combine separate accounts, including the variable account;

         3. Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

         4. Make new portfolios available under the variable account or remove existing portfolios;

         5. Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if Farmers determines that investment in a portfolio is no longer appropriate in light of the purposes of the variable account;

         6. Deregister the variable account under the Investment Company Act of 1940 if such registration is no longer required;

         7. Operate the variable account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

         8. Make any changes required by the Investment Company Act of 1940 or any other law.

No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE PORTFOLIOS

         Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

         The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

         Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

         Some of the portfolios have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

         An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

         The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the funds. You should read the funds' prospectuses carefully.


   PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
JANUS ASPEN SERIES-CAPITAL             Seeks long-term growth of capital.  It is
APPRECIATION PORTFOLIO                 non-diversified.  Investment adviser is
                                       Janus Capital Corporation.

KEMPER GOVERNMENT                      Seeks high current return consistent with
SECURITIES PORTFOLIO                   preservation of capital.  Investment
                                       adviser is Scudder Kemper Investments, Inc.

KEMPER HIGH YIELD                      Seeks to provide a high level of current
PORTFOLIO                              income.  Investment adviser is Scudder
                                       Kemper Investments, Inc.

KEMPER SMALL CAP                       Seeks maximum appreciation of investors'
GROWTH PORTFOLIO                       capital.  Investment adviser is Scudder
                                       Kemper Investments, Inc.

KEMPER-DREMAN HIGH                     Seeks to achieve a high rate of total
RETURN EQUITY                          return.  Investment adviser is Scudder
PORTFOLIO                              Kemper Investments, Inc.; investment
                                       sub-adviser is Dreman Value Management
                                       L.L.C.

PIMCO LOW DURATION                     Seeks to maximize total return, consistent
BOND PORTFOLIO                         with preservation of capital and prudent
                                       investment management.  Investment adviser
                                       is Pacific Investment Management Company.

PIMCO FOREIGN BOND                     Seeks to maximize total return, consistent
PORTFOLIO                              with preservation of capital and prudent
                                       investment management.  Investment adviser
                                       is Pacific Investment Management Company.

MONEY MARKET                           Seeks stability of capital and, consistent
PORTFOLIO (CLASS A                     therewith, to maximize the liquidity of
SHARES)                                capital and to provide current income.
                                       Investment adviser is Scudder Kemper
                                       Investments, Inc.

GROWTH AND INCOME                      Seeks long-term growth of capital, current
PORTFOLIO (CLASS A                     income and growth of income.  Investment
SHARES)                                adviser is Scudder Kemper Investments, Inc.

INTERNATIONAL                          Seeks long-term growth of capital primarily
PORTFOLIO (CLASS A                     through diversified holdings of marketable
SHARES)                                foreign equity investments.  Investment
                                       adviser is Scudder Kemper Investments, Inc.

BOND PORTFOLIO                         Seeks a high level of income consistent
(CLASS A SHARES)                       with a high quality portfolio of debt
                                       securities.  Investment adviser is Scudder
                                       Kemper Investments, Inc.

TEMPLETON DEVELOPING                   Seeks long-term capital appreciation.
MARKETS FUND (CLASS 2                  Investment adviser is Templeton Asset
SHARES)                                Management Ltd.




         In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

         If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                      YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY
===============================================================================

                              PURCHASING A POLICY

         To purchase a Policy, you must send the application and initial premium to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Policy, Investors Brokerage Services, Inc. Acceptance of an application is subject to our insurance underwriting, and we reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

         We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

         We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

                      WHEN INSURANCE COVERAGE TAKES EFFECT

         TEMPORARY INSURANCE COVERAGE. If the insured meets our eligibility requirements for temporary insurance coverage, then we will provide the insured with temporary insurance coverage in the amount applied for, or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

         Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

            -     The date full insurance coverage becomes effective; or

            - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Standard Time of the fifth day after Farmers has mailed a letter giving such notice; or

            - The date the proposed insured or the owner signs a request to cancel the application or rejects the policy if issued other than as applied for.

         FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Policyowner acceptance of the Policy, or on the issue date, whichever is later.

         Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will begin to deduct monthly deductions from your net premium and we will allocate your premium (multiplied by the percent of premium factor, and minus the monthly deduction(s)) to the fixed account until the reallocation date. See "Allocating Premiums."

                                OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured's estate. The owner may exercise certain rights described below.




CHANGING          -     You may change the owner by providing a written request to
THE OWNER               us at any time while the insured is alive.
                  -     The change takes effect on the date that the written
                        request is signed.
                  -     We are not liable for any actions we may have taken before we received the written request.
                  -     Changing the owner does not automatically change the
                        beneficiary.
                  -     Changing the owner may have tax consequences.  You should
                        consult a tax adviser before changing the owner.

SELECTING         -     You designate the beneficiary (the person to receive the
AND                     death benefit when the insured dies) in the application.
CHANGING          -     If you designate more than one beneficiary, then each
THE                     beneficiary shares equally in any death benefit
BENEFICIARY             proceeds unless the beneficiary designation states
                        otherwise.
                  -     If the beneficiary dies before the insured, then any
                        contingent beneficiary becomes the beneficiary.
                  -     If both the beneficiary and contingent beneficiary die
                        before the insured, then we will pay the death
                        benefit to the owner or the owner's estate once
                        the insured dies.
                  -     You can request a delay clause which provides that if the
                        beneficiary dies within a specified number of days
                        (maximum 180 days) following the insured's death,
                        then the death benefit proceeds will be paid as if
                        the beneficiary had died first.
                  -     You can change the beneficiary by providing us with a
                        written request while the insured is living.
                  -     The change in beneficiary is effective as of the date you
                        sign the written request.
                  -     We are not liable for any actions we may have taken before we received the written request.


ASSIGNING         -     You may assign Policy rights while the insured is alive.
THE POLICY        -     The owner retains any ownership rights that are not
                        assigned.
                  -     Assignee may not change the owner or the beneficiary,
                        and may not elect or change an optional method of
                        payment.  We will pay any amount payable to the
                        assignee in a lump sum.
                  -     Claims under any assignment are subject to proof of
                        interest and the extent of the assignment.
                  -     We are not:
                         -   bound by any assignment unless we receive a written notice of the assignment.
                         -   responsible for the validity of any assignment.
                         -   liable for any payment we made before we received written
                             notice of the assignment.
                  -     Assigning the Policy may have tax consequences.  See
                        "Federal Tax Considerations."


                               CANCELING A POLICY

         You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

PREMIUMS
===============================================================================

                              PREMIUM FLEXIBILITY

         You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

         Before we issue a Policy, we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

         We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

         WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code, or if the payment would increase the death benefit by more than the amount of the premium. Your Policy's specifications page will show the maximum premium amount. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premiums until they are allowed by the maximum premium limitations.

         ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

         You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

                                MINIMUM PREMIUMS

         The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE CURRENT MONTHLY MINIMUM PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

         The initial minimum premium and payment mode (annual and monthly) are shown on your Policy's specifications page, and depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum requested.

         The minimum premium will change if:

         -     you increase or decrease the principal sum;
         -     you change the death benefit option;
         -     you change or add a rider;
         - you take a partial withdrawal when you have elected the level death benefit option (Option B); or
         - the insured's premium class changes (for example, from smoker to non-smoker, or from standard to substandard).

         If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount, including any interest you owe) becomes zero or less, so that you cannot pay the monthly deduction when due, AND if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums due since the issue date.

         But if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums required under your Policy, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (including any interest you owe), is not large enough to pay the entire monthly deduction when due. See "Risk Summary," and "Policy Lapse."

                                PLANNED PREMIUMS

         You may determine a planned premium schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or Contract Value, if applicable) is insufficient to pay the monthly deduction. See "Risk Summary," "Policy Lapse."

                              ALLOCATING PREMIUMS

         When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules:

         - you must put at least 1% of each premium in any subaccount or the fixed account you select;

         - allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

         Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         On the issue date, we will allocate your premium(s), times the percent of premium factor, minus the monthly deduction(s) to the fixed account. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

         Unless additional underwriting is required, we invest all premiums paid after the reallocation date on the Valuation Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next determined after we receive your payment.

CONTRACT VALUES
===============================================================================

                                 CONTRACT VALUE

CONTRACT                  -   serves as the starting point for calculating
VALUE                         values under a Policy
                          -   equals the sum of all values in each subaccount
                              and the fixed account
                          -   is determined on the issue date and on each
                              Valuation Day
                          -   on the issue date, equals the initial premium
                              times the percent of premium factor,
                              less the monthly deduction
                          -   has no guaranteed minimum amount and may be more
                              or less than premiums paid

                                SURRENDER VALUE

         The Surrender Value is the amount we pay when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when we receive your written surrender request.

SURRENDER VALUE ON           -    the Contract Value as of such date; MINUS
ANY VALUATION DAY            -    any surrender charge as of such date; MINUS
EQUALS:                      -    any outstanding Policy loans; MINUS
                             -    any interest you owe on the Policy loans.


                                SUBACCOUNT VALUE

         Each subaccount's value is the Contract Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN        -   the initial units purchased at the unit value
ANY SUBACCOUNT ON ANY             on the issue date; PLUS
VALUATION DAY EQUALS:         -   units purchased with additional premiums net
                                  of the percent of premium factor; PLUS
                              -   units purchased via transfers from another
                                  subaccount or the fixed account; MINUS
                              -   units redeemed to pay a pro-rata share of the
                                  monthly deductions; MINUS
                              -   units redeemed to pay for withdrawals, and
                                  any applicable surrender charges; MINUS
                              -   units redeemed as part of a transfer to
                                  another subaccount or the fixed account.

         Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                             SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

         The unit value of any subaccount at the end of a Valuation Period is calculated as:

         A x B, where:

         "A" is the subaccount's unit value for the end of the immediately preceding Valuation Day; and

         "B" is the net investment factor for the most current Valuation Day.


         The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                            X     Z
                           ---- -
                            Y

"X" equals:

         1. the net asset value per portfolio share held in the subaccount at the end of the current Valuation Day; PLUS

         2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Valuation Day; MINUS

         3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Valuation Day; MINUS

         4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Valuation Day.

"Z" equals the mortality and expense risk charge.

                              FIXED ACCOUNT VALUE

         On the issue date, the fixed account value is equal to the premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.


THE FIXED ACCOUNT VALUE AT    -    "A" is the fixed account value on the
THE END OF ANY VALUATION           preceding Valuation Day plus interest from
PERIOD IS EQUAL TO                 the preceding Valuation Day to the date of
A+B+C-D-E-F:                       calculation; PLUS

                              -    "B" is the portion of the premium(s),
                                   multiplied by the percent of premium factor,
                                   allocated to the fixed account since the
                                   preceding Valuation Day, plus interest from
                                   the date such premiums were received to the
                                   date of calculation; PLUS
                              -
                                   "C" any amounts transferred to the fixed
                                   account since the preceding Valuation Day,
                                   plus interest from the effective date of such
                                   transfers to the date of calculation; MINUS

                              - "D" is the amount of any transfer from the fixed account to the subaccounts since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                               -   "E" is the amount of any withdrawals
                                   (partial surrenders) and any applicable
                                   surrender charges deducted from the fixed account since the preceding Valuation Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

                               - "F" is zero, except on the monthly due date, when it is a pro-rata share of the monthly deduction for the month beginning on that monthly due date.

         Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

CHARGES AND DEDUCTIONS
===============================================================================


         This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

SERVICES AND                    -    the death benefit (principal sum),
BENEFITS WE PROVIDE:                 surrender and loan benefits under the
                                     Policy
                                -    investment options, including premium
                                     allocations
                                -    administration of elective options
                                -    the distribution of reports to owners

COSTS AND EXPENSES WE           -    costs associated with processing and
INCUR:                               underwriting applications, issuing and
                                     administering the Policy (including any
                                     riders)
                                -    overhead and other expenses for providing
                                     services and benefits
                                -    sales and marketing expenses
                                -    other costs of doing business, such as
                                     collecting premiums, maintaining records,
                                     processing claims, effecting transactions,
                                     and paying Federal, state and local
                                     premium and other taxes and fees

RISKS WE ASSUME:                -    that the cost of insurance charges we may
                                     deduct are insufficient to meet our actual
                                     claims because insureds die sooner than we
                                     estimate
                                -    that the costs of providing the services
                                     and benefits under the Policies exceed the
                                     charges we deduct

                               PREMIUM DEDUCTIONS

         When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium we retain compensates us for distribution expenses and state premium taxes. We may change the percent of premium factor for new Policies in the future.

                               MONTHLY DEDUCTION

         We take a monthly deduction from the Contract Value on the issue date and on each monthly due date (the same day of each succeeding month as the issue date, or, if there is no comparable Valuation Day, the next Valuation
Day). We will make deductions from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account's portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Contract Value on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

         The monthly deduction is equal to:

             -     The cost of insurance charge for the Policy; PLUS
             -     The charges for any riders; PLUS
             -     The monthly administration charge; PLUS
             - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS
             -     The flat extra charge for a special premium class, if any.

         COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Contract Value). The charge depends on a number of variables (Contract Value and the insured's issue age, sex, and premium class, and the number of months since the issue date) that would cause it to vary from Policy to Policy and from monthly due date to monthly due date.

         The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

         The Risk Insurance Amount is:

         1. The current death benefit; MINUS

         2. The Contract Value at the end of the Valuation Day preceding the monthly due date; PLUS

         3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

         4. Any charges for riders for the month that begins on the monthly due date.

         The Risk Insurance Amount may increase, or decrease, depending on investment experience, the payment of additional premiums, Policy riders, and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease over time.

         Cost of insurance rates are based on the sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates shown in Appendix A.

         The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A times the special premium class rating factor shown on your Policy's specification page. The charge for any attached rider is a separate calculation.

         We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance) may apply to the increase, based on the insured's circumstances at the time of the increase.

         The Policies are based on mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

         CHARGES FOR RIDERS. The monthly deduction includes charges for any optional insurance benefits you add to your Policy by rider.

         MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5, guaranteed never to be higher than $8.

         MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the Policy times the special premium rate factor shown on the Policy's specifications page. This factor is applied to both current and guaranteed cost of insurance rate. This charge compensates us for additional costs associated with claims from the insureds in the special premium class. If applicable to you, your Policy's specifications page will show the amount of this charge.

         MONTHLY FLAT EXTRA CHARGE. We deduct a flat extra charge if the insured is in a special premium class. This compensates us for the additional costs associated with the special premium class. The charge, if any, will be shown on your Policy's specifications page.

                       MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Contract Value in each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

              -    your Contract Value in each subaccount MULTIPLIED BY

              - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

         We deduct a surrender charge if, during the first 14 Policy years, you:

             -     fully surrender the Policy, or
             - take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B) , or
             - you decrease the principal sum that was in effect at the time of issue.

         In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

         If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

              1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

              2.  investment performance is too low.

         The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

         The Deferred Sales Charge Component is calculated by:

              1. find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

              2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

              3.  multiply the result by the appropriate number on this table:

---------------------------------------------------------------------------------------------------------------------------
Policy Year:             1-3    4      5      6      7      8      9      10     11     12     13     14     15 or more
---------------------------------------------------------------------------------------------------------------------------
Issue ages 0-65          1.00   1.00   1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.10   0.00
---------------------------------------------------------------------------------------------------------------------------
Issue ages 66 and older  1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.15   0.10   0.05   0.00
---------------------------------------------------------------------------------------------------------------------------


         The Administrative Component is calculated by:

              1. the appropriate surrender charge factor from the tables in Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

              2. the number of thousands of principal sum on the issue date, MINUS any reductions in principal sum for which a surrender charge has already been imposed.

         DECREASE IN PRINCIPAL SUM. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

         AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

         This example is for a Policy that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

         The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

         The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

         The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

         The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

         PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                TRANSFER CHARGE

         - We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

         - We charge $25 for each additional transfer. We will not increase this charge.

         - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

         - We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

         - Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                               PORTFOLIO EXPENSES

         The value of the net assets of each subaccount reflects the investment management fees, 12b-1 fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the Portfolio Expense Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

         We may receive compensation from the investment advisers, administrators, distributors (and/or an affiliate thereof) of the portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy. Some advisers, administrators or distributors may pay us more than others.

                                 OTHER CHARGES

          -    We charge $5 for each additional annual report you request.

          - We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300).

          -    Any riders attached to the Policy will have their own charges.

DEATH BENEFIT
===============================================================================

                             DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. See "Payment Options."

DEATH BENEFIT            -    the death benefit (described below); MINUS
PROCEEDS EQUAL:          -    any past due monthly deductions; MINUS
                         -    any outstanding Policy loan on the date of death; MINUS
                         -    any interest you owe on the Policy loan(s); PLUS
                         -    any additional insurance provided by rider.

         If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's death to the date we make payment.

         We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion."

                             DEATH BENEFIT OPTIONS

         In your application, you tell us how much life insurance coverage you want on the life of the insured. We call this the "principal sum" of insurance. You also chose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

THE VARIABLE DEATH           -   the principal sum PLUS the Contract Value (determined as
BENEFIT UNDER OPTION A IS        of the end of the Valuation Period during which the
THE GREATER OF:                  insured dies); OR

                             -   the death benefit required by the Tax Code (Contract
                                 Value on the date of death multiplied by the
                                 applicable death benefit percentage).

         Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT         -  the principal sum on the date of death; OR
UNDER OPTION B IS THE           -  the death benefit required by the Tax Code (Contract
GREATER OF:                        Value on the date of death multiplied by the applicable
                                   death benefit percentage).


         Under Option B, your death benefit generally equals the principal amount and will remain level, unless the death benefit is determined as required by the Tax Code (Contract Value times the applicable death benefit percentage).

         Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

         In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

                          ATTAINED AGE                     DEATH BENEFIT PERCENTAGE
                          40 and under                               250%

                            41 to 45                250% minus 7% for each age over age 40

                            46 to 50                209% minus 6% for each age over age 45

                            51 to 55                178% minus 7% for each age over age 50

                            56 to 60                146% minus 4% for each age over age 55

                            61 to 65                128% minus 2% for each age over age 60

                            66 to 70                119% minus 1% for each age over age 65

                            71 to 74                113% minus 2% for each age over age 70

                            75 to 90                                 105%

                            91 to 94                104% minus 1% for each age over age 90

                          95 and above                               100%

         If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

         OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will pay a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

         However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,333 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50.

         Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

         OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50.

         Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

         - After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

         -    You must make your request in writing.

         -    We may require evidence of insurability.

         - The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

         - We will send you a Policy endorsement with the change to attach to your Policy.

         - Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

    FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

                -  We do not require evidence of insurability.

                - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

                -  The minimum premium will increase.

                - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

    FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

                -  You must provide satisfactory evidence of insurability.

                - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

                -  The minimum premium will decrease.

                - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

         A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions -- Monthly Deduction -- Cost of Insurance.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age.

         After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

                  EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

         If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a withdrawal (partial surrender) will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

         When you apply for the Policy, you tell us how much life insurance coverage you want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE

THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

         Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

         We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

         INCREASES

             - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request.

             - You can only increase the principal sum before the insured's attained age 80.

             -    The minimum increase is $10,000.

             - We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

             - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

             - Increasing the principal sum will increase your Policy's minimum premium.

         DECREASES

             - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

             - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

             - Any decrease will be effective on the monthly due date following our approval of your request.

             -    Any decrease will first be used to:

                      1.    reduce the most recent increase; then

                      2. the next most recent increases in succession; and then

                      3. the principal sum on the issue date (subject to a surrender charge).

              - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

              - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance.

              - Decreasing the principal sum will reduce your Policy's minimum premium.

                                PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on three things:

           - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

           - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

           - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.


OPTION 1 --                        -   Your proceeds will earn interest at a
INTEREST                               rate of 2.5% per year compounded annually.
ACCUMULATION:                      -   We may not keep the funds under this
                                       option for longer than five years,
                                       unless the beneficiary is a minor, in
                                       which case we may hold the funds until
                                       the beneficiary attains the age of
                                       majority.

OPTION 2 --                         -  You will receive income of at least $25
INTEREST                               annually, $12.42 semi-annually, $6.19
INCOME:                                quarterly, or $2.05 monthly for each
                                       $1,000 of proceeds.
                                    -  Unless you direct otherwise, the payee
                                       may withdraw the proceeds at any time.
                                    -  After the first year, we may defer such
                                       withdrawal for up to six months.

OPTION 3 --                         -  We will pay installments for a specified period.
INCOME -                            -  The amount of each installment will not be less than the
PERIOD                                 amounts shown in the table in your Policy.
CERTAIN:                            -  If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for
                                       the remainder of the specified period.

OPTION 4 --                         -  We will pay installments of a specified amount until the
INCOME -                               proceeds together with interest are paid in full.
AMOUNT                              -  We will credit interest at a rate of 2.5% compounded
CERTAIN:                               annually.

OPTION 5 --                         -  We will pay installments for the payee's lifetime.
INCOME  -                           -  We will make payments for at least a specified guaranteed
LIFE:                                  period.
                                    -  If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.
                                    -  The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.
                                    -  We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment
                                       and subtracting a number that depends on the year in which the first payment begins:

                                                 First Payment Date                       Adjusted Age is Age Minus
                                                 ------------------                       -------------------------
                                                    Before 2001                                    0 Years
                                                    2001 to 2010                                   1 Year
                                                    2011 to 2020                                   2 Years
                                                    2021 to 2030                                   3 Years
                                                    2031 to 2040                                   4 Years
                                                     After 2040                                    5 Years

SURRENDERS AND WITHDRAWALS
===============================================================================

                                   SURRENDERS

            - You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Valuation Day when we receive your request. You should send your written request to the Service Center. A surrender may have tax consequences.

            - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

            - You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

            - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

            - We will pay you the Surrender Value in a lump sum within seven days unless you request other arrangements.

            - Surrendering the Policy may have tax consequences. See "Federal Tax Consequences."

                              PARTIAL WITHDRAWALS

         After the first Policy Year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."


WITHDRAWAL       -    You must make your partial withdrawal request to us in
CONDITIONS:           writing.
                 -    You should send your written request to the Service
                      Center.
                 -    You may make only one partial withdrawal each calendar
                      quarter.
                 -    You must request at least $500.
                 -    You cannot withdraw more than 75% of the Surrender Value
                      without surrendering the Policy.
                 -    You can specify the subaccount(s) and fixed account from
                      which to make the withdrawal, otherwise we will deduct
                      the amount from the subaccounts and the fixed account on
                      a pro-rata basis (that is, according to the percentage of
                      Contract Value contained in each subaccount and the fixed
                      account).
                 -    We will process the withdrawal at the unit values next
                      determined after we receive your request.
                 -    We generally will pay a withdrawal request within seven
                      days after the Valuation Day when we receive the request.

         Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

         In addition, if you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option
B), we will deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands in principal sum on the issue date, minus any reductions in principal sum for which we have already imposed a surrender charge. We will cancel units equal to the amount of the withdrawal, processing fee, and any surrender charge from the subaccounts and the fixed account according to your instructions, or on a pro-rata basis if you provide no instructions.

         If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

TRANSFERS
===============================================================================

         You may make transfers from the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


       - You may make an unlimited number of transfers in a Policy year from the subaccounts.

       - You may only make one transfer a Policy year from the fixed account (unless you choose dollar cost averaging).

       - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

       - For SUBACCOUNT TRANSFERS, you must transfer the lesser of $250, or the total value in the subaccount.

       - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

       - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

       - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

       - We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request.

                      AUTOMATIC ASSET REBALANCING PROGRAM

         The automatic asset rebalancing program permits you to maintain the percentage of the Contract Value allocated to each subaccount at a pre-set level. Under the program, automatic transfers are made among the subaccounts on a quarterly basis so that your Contract Value is reallocated to match the percentages you specify. Asset rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

         Transfers under this program are not subject to the $250 minimum transfer limitation. We will not charge a transfer fee for asset rebalancing. You may not include the fixed account in the asset rebalancing program. We may change, terminate, limit or suspend automatic asset rebalancing at any time.

         You may elect automatic asset rebalancing on your application or you may enroll in automatic asset rebalancing at any time by completing a form and return it to the Service Center. You may cancel your participation in the program at any time.

                           ASSET ALLOCATION SERVICES

         If you authorize a third party to transact transfers on your behalf, we will reallocate your Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

                            EXCESSIVE TRADING LIMITS

         We reserve the right to limit transfers in any Policy year, or to refuse any transfer request for an owner if:

         - we believe, in our sole discretion, that excessive trading by the owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other owners; or

         - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other owners.

                         DOLLAR COST AVERAGING PROGRAM

         Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

         You may cancel your participation in the program at any time.

         You may enroll in the dollar cost averaging program at any time by completing our dollar cost averaging form and sending it to the Service Center. We make transfers on the same day of every month as your issue date. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in an account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100.

                              TELEPHONE TRANSFERS

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call the Service Center toll-free at 1-877-376-8008.

         Please note the following regarding telephone transfers:

         - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

LOANS
===============================================================================



         While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax
Consequences."

LOAN                       -      You may take a loan against the Policy for
CONDITIONS:                       amounts up to the Surrender Value minus loan
                                  interest you would have to pay by the next
                                  Policy anniversary date.

                           - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

                           - Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

                           - We normally pay the amount of the loan within seven days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "When We Make Payments."

                           - We charge you interest on your loan. During the first fourteen policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth
                                  Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective.
                                  Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

                           - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT
                                  LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN
                                  REPAYMENTS" OR THEY WILL BE CREDITED AS
                                  PREMIUMS.

                           - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

                           - We deduct any unpaid loan amount, including any interest you owe, from the Surrender Value and death benefit proceeds payable on the insured's death.

                           - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                            EFFECTS OF POLICY LOANS

         A Policy loan affects the Policy, because we reduce the death benefit proceeds and Surrender Value under the Policy by any outstanding loan amount, including any interest you owe. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. This amount is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the value in the variable account because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

         There are risks involved in taking a Policy loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if your Policy lapses with loans outstanding. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

         We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Surrender Value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE
===============================================================================


                                     LAPSE

         The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

          - If your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

          - If you have paid large enough premiums so that total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, and the Contract Value (minus outstanding loan amount and interest you owe) is too low to pay the entire monthly deduction when due.

         Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your

Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

              1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

              2. total premiums paid less withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value less any outstanding loan amount (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

         If your Policy meets the circumstances where it would enter into a grace period, we will mail a notice to your last known address and any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                 REINSTATEMENT

         We will reinstate a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date). To reinstate the Policy you must:

         -     provide evidence of insurability satisfactory to us;
         - make a payment of the unpaid monthly deductions due during the last expired grace period;
         -     make a payment of a minimum premium
               sufficient to keep the Policy in force for three months; and
         - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.

We will not reinstate any indebtedness. Your Contract Value on the reinstatement date will equal the premiums you pay at reinstatement, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated as of the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. We will apply the suicide and incontestability provisions from the reinstatement date. We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS
===============================================================================

         The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (Code) in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy, particularly if the Policy is issued on a special premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

         In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the your flexibility to allocate premiums and Contract Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

         In addition, the Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

         IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

         MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued (including a reduction in benefits at any time after issuance) could also cause it to be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

         Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

         DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

         - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first Policy year is less clear; you should consult a tax advisor about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in-force beyond the insured's 100th year.

         BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

         POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

         POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
===============================================================================


                        OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. We will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This provision also applies to any riders.

                               SUICIDE EXCLUSION

         If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans (including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees)previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.


                           MISSTATEMENT OF AGE OR SEX

         If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                              MODIFYING THE POLICY

         Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         Upon notice to you, we may modify the Policy to:

                    - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

                    - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

                    - reflect a change in the variable account's operations.

         If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                           WHEN WE WILL MAKE PAYMENTS

         We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

             - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

             - the SEC permits, by an order, the postponement for the protection of owners; OR

            - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

         We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

                               REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

             the current principal sum                         any loans since the last report
             the current death benefit                         premiums paid since the last report
             the Contract Value                                all deductions since the last report
             the Surrender Value                               the amount of any outstanding loans


         You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

                               POLICY TERMINATION

         Your Policy will terminate on the earliest of:

                   - the maturity date (insured's              - the end of the grace period without a
                     attained age 110)                           sufficient payment

                   - the date the insured dies                 - the date you surrender the Policy


                         SUPPLEMENTAL BENEFITS (RIDERS)

         The following supplemental benefits (riders) are available and may be added to a Policy. The cost of these benefits is added to the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

            - waiver of monthly deductions due to the insured's total disability

            -     term insurance on the insured's dependent children

            - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury

            -     term insurance on additional insureds

            -     automatic increases in principal sum

            - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness

      - payment of a monthly disability benefit to the fixed account if the insured is totally disabled. This rider is designed to provide a monthly benefit that defrays a portion of the monthly deduction during periods when the policyowner is disabled and cannot pay any premiums. Surrender charges would be assessed and normal withdrawal limits would apply if you withdrew the monthly disability benefit. See "Surrender Charge."

         The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request.


PERFORMANCE DATA
===============================================================================


  HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

         In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

         The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

ADDITIONAL INFORMATION
===============================================================================

                              SALE OF THE POLICIES

         The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Investors Brokerage Services, Inc. ("IBS"), the principal underwriter of the Policy. IBS is located at 1 Kemper Drive, Long Grove, Illinois 60049-0001, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Farmers' agents who are registered representatives is 50% of premiums paid up to a target premium set by Farmers and 2.6% of premium in excess of the target premium in the first year. The commission is 4.0% of premiums up to the target premium and 2.6% of excess premium in renewal years two through ten. After year 10 the commission is 0.15% of the Policy's Contract Value each year. In addition, certain production, persistency and managerial bonuses may be paid.

                                 LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company.

                               LEGAL PROCEEDINGS

         Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account.

                               YEAR 2000 MATTERS

YEAR 2000 ISSUE

         In 1995, Farmers Group, Inc. ("FGI"), our parent company, initiated the "Year 2000 Project" in order to prepare for the information processing problems presented by the approach of the new millennium. Significant efforts have been expended to gain a complete understanding of Year 2000 implications and to develop a strategy to make FGI's and our systems Year 2000 compliant. As of September 30, 1999, FGI has completed its remediation plans related to the Year 2000 Project. Although these plans have been completed, FGI continues to monitor its preparedness for unforeseen Year 2000 issues that may impact FGI. The costs associated with the Year 2000 Project were expensed as incurred, and, through September 30, 1999, the cumulative costs totaled $23.0 million, of which $2.0 million was allocated to Farmers. Total costs of the project are expected to be approximately $23.3 million, of which approximately $2.2 million is expected to be allocated to Farmers.

         To remedy the Year 2000 issue, FGI devised a three-phase plan:

         Phase I - "Awareness and Initial Impact Assessment". This phase was completed in May 1996. During this phase, Year 2000 "Impact Assessment" was performed using a mainframe analysis tool to determine which areas were at risk.

         Phase II - "Year 2000 Workpackage and Development Blueprint Project". This phase was completed in November 1996 and consisted of creating a comprehensive master plan which included establishing and prioritizing clusters (groups of similar computer programs) and agreeing upon a definition of what would be acceptable Year 2000 compliance. In addition, a timeframe was established for the conversion, compliance testing and the implementation of Year 2000 compliant programs into production.

         Phase III - "Year 2000 Conversion and Implementation". This phase was completed in July 1999. During this phase the process of converting, implementing and testing these Year 2000 conversion programs were performed.

         In addition, FGI evaluated its relationships with third parties with which FGI has a direct and material relationship to determine whether they are Year 2000 compliant. FGI sent out questionnaires and warranty requests to all third party vendors and performed compliance testing with all vendors to validate the vendors' claims regarding Year 2000 compliance. All compliance testing related to third party relationships has been completed. However, it is not possible to state with certainty that the operations of third parties will not be materially impacted in turn by other parties with whom they themselves have a relationship.

         The Year 2000 issue may not only affect FGI's information technology ("IT") systems but also its non-IT systems. FGI has assessed the readiness of its non-IT systems and, in the event of an interruption of these systems, contingency plans have been established such that no major disruptions will occur.

         FGI's Year 2000 contingency plans were completed in June 1999. These plans include contingency measures which will be followed in the event that certain key vendors experience difficulties related to the Year 2000 issue. As new information becomes available, the contingency plans will be reviewed to determine whether they are adequate or if they need to be further enhanced. The operations of FGI are such that in the event all electronic communications are down, FGI could continue to operate until an alternative communication source is acquired.

                                    EXPERTS

         Deloitte & Touche LLP, 1700 Fifth Avenue, Suite 4500, Seattle, Washington 98104-5044, independent auditors, have audited the balance sheets of Farmers New World Life Insurance Company as of December 31, 1998 and 1997 and the related statements of income, comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998, appearing in this prospectus. These are set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         Actuarial matters included in this prospectus have been examined by Joel D. Kuni as stated in the opinion filed as an exhibit to this registration statement.

                              FINANCIAL STATEMENTS

         Farmers' financial statements appear in Appendix C and should be considered only as bearing upon our ability to meet our obligations under the Policies.

         There are no financial statements available for the variable account, because the variable account has not commenced operations as of the date of this prospectus.

                   FARMERS' EXECUTIVE OFFICERS AND DIRECTORS

         Farmers is governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of Farmers' executive officers and directors.

                               BOARD OF DIRECTORS

--------------------------------------------------------------------------------------------------------------------------

                                             POSITION WITH
           NAME AND ADDRESS                     FARMERS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Richard E. Bangert                       Board Director               Director since 1973.
2615 42nd West
Seattle, WA
--------------------------------------------------------------------------------------------------------------------------

Donald J. Covey                          Board Director               Director since 1976;
6300 Sand Point Way, N.E., #307                                       Chairman, UNICO Properties,
Seattle, WA                                                           Inc., 1990-1994; Retired,
                                                                      1995.
--------------------------------------------------------------------------------------------------------------------------

Martin D. Feinstein                      Board Director               Chairman of the Board of
4680 Wilshire Blvd.                                                   Farmers Group, Inc. ("FGI")
Los Angeles, CA                                                       since 11/97, Chief
                                                                      Executive Officer of FGI
                                                                      since 1/97, President of
                                                                      FGI since 1/95 and director
                                                                      of FGI since 2/95; director
                                                                      of Allied Zurich p.l.c.
                                                                      since 3/98 and member of
                                                                      Group Executive Board of
                                                                      Zurich Financial Services;
                                                                      director of B.A.T. from
                                                                      1/97 to 9/98; Senior Vice
                                                                      President-Property and
                                                                      Casualty Staff of FGI from
                                                                      10/93 to 1/95; Chief
                                                                      Operating Officer of FGI
                                                                      from 1/95 to 1/97.
--------------------------------------------------------------------------------------------------------------------------

Paul Hopkins                             Board Director               Senior Vice President &
4680 Wilshire Blvd.                                                   Chief Marketing Officer,
Los Angeles, CA                                                       FGI since 1998; Senior Vice
                                                                      President Agencies, FGI
                                                                      from 1997 to 1998; Vice
                                                                      President Agencies, FGI
                                                                      from 1994-1997;
                                                                      Assistant Vice President
                                                                      Regional Operations, FGI
                                                                      from 1992-1994.
--------------------------------------------------------------------------------------------------------------------------

Dennis I. Okamoto                        Board Director               Regional Vice President of
1600 - 7th Ave.,Suite 1802                                            US West Communications from
Seattle, WA                                                           1968 to 1998; Retired, 1998.

--------------------------------------------------------------------------------------------------------------------------

C. Paul Patsis                           Board Director               President, FNWL since 5/98;
3003 - 77th Ave., S.E.                                                President, Marketing One
Mercer Island, WA                                                     from 1989 to 5/98.

--------------------------------------------------------------------------------------------------------------------------

Keitha Schofield                         Board Director               Executive Vice President
4680 Wilshire Blvd.                                                   -Support Services of FGI
Los Angeles, CA                                                       since 1/98 and director of
                                                                      FGI since 5/97; Senior Vice
                                                                      President and Chief
                                                                      Information Officer of FGI
                                                                      from 5/95 to 1/97;
                                                                      Executive Vice President -
                                                                      Support Services and Chief
                                                                      Information Officer from
                                                                      1/97 to 1/98; Vice
                                                                      President-Technology Division of
                                                                      Continental Airlines, Inc.
                                                                      from 1988 to 5/95.
--------------------------------------------------------------------------------------------------------------------------

Gary R. Severson                         Board Director               Vice Chairman, Laird Norton
6131 - 128th Ave., N.E.                                               Trust Company since 1997;
Kirkland, WA                                                          Chairman of the Board,
                                                                      First Interstate Bank from
                                                                      7/83 to 8/96.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                             POSITION WITH
           NAME AND ADDRESS                     FARMERS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
John F. Sullivan Jr.                     Board Director               President, G.J. Sullivan
1201 - 3rd Ave.,                                                      Company from 1985 to 1994;
Suite 3390                                                            Retired since 1995.
Seattle, WA                                                           (Continues as non-executive
                                                                      Vice President of G.J.
                                                                      Sullivan Company).
--------------------------------------------------------------------------------------------------------------------------

         The following table gives the name, address and principal occupation during the past five years of the senior officers of Farmers (other than officers listed above as directors).

                                SENIOR OFFICERS


--------------------------------------------------------------------------------------------------------------------------

                                             POSITION WITH
           NAME AND ADDRESS                     FARMERS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Kathryn M. Callahan                      Vice                         Vice President & Actuary,
3003 - 77th Ave., S.E.                   President &                  FNWL since 1987.
Mercer Island, WA                        Actuary
--------------------------------------------------------------------------------------------------------------------------

M. Douglas Close                         Vice                         Associate General Counsel,
4680 Wilshire Blvd.                      President &                  FGI since 1990.
Los Angeles, CA                          General
                                         Counsel
--------------------------------------------------------------------------------------------------------------------------

Sharon D. Courlas,                       Vice                         Medical Director, FNWL
M.D.                                     President &                  since 1991; Medical
3003 - 77th Ave., S.E.                   Medical                      Director at Safeco from
Mercer Island, WA                        Director                     1/99 to 5/99; Consulting
                                                                      Contract Medical Director,
                                                                      PEMCO since 1997.
--------------------------------------------------------------------------------------------------------------------------

David A. Demmon                          Assistant                    Assistant Vice President &
3003 - 77th Ave., S.E.                   Vice                         Treasurer, FNWL since 1992.
Mercer Island, WA                        President &
                                         Treasurer
--------------------------------------------------------------------------------------------------------------------------

Gerald A. Dulek                          Assistant                    Vice President Real Estate
4680 Wilshire Blvd.                      Vice President               & Support Services, FGI
Los Angeles, CA                                                       since 3/76.
--------------------------------------------------------------------------------------------------------------------------

Howard Falk                              Vice                         Vice President & Treasurer,
4680 Wilshire Blvd.                      President &                  FGI since 1994.
Los Angeles, CA                          Treasurer
--------------------------------------------------------------------------------------------------------------------------

Gerald E. Faulwell                       Vice President               Senior Vice President &
4680 Wilshire Blvd.                                                   Chief Financial Officer,
Los Angeles, CA                                                       FGI since 1988.
--------------------------------------------------------------------------------------------------------------------------

Doren Hohl                               Assistant                    Secretary & Senior
4680 Wilshire Blvd.                      Secretary                    Corporate Counsel, FGI
Los Angeles, CA                                                       since 3/92.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                             POSITION WITH
           NAME AND ADDRESS                     FARMERS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Paul F. Hott                             Assistant                    Assistant Vice President
3003 - 77th Ave., S.E.                   Vice President               MIS, FNWL since 3/95;
Mercer Island, WA                                                     Computer Operations Manager
                                                                      from 4/93 to 3/95.
--------------------------------------------------------------------------------------------------------------------------

Kathleen D. Katovich                     Assistant                    Senior Corporate Counsel,
4680 Wilshire Blvd.                      Secretary                    FGI since 2/96; Assistant
Los Angeles, CA                                                       General Counsel, California
                                                                      Institute of Technology
                                                                      from 1992 to 1996.
--------------------------------------------------------------------------------------------------------------------------

Hubert L. Mountz                         Assistant                    Vice President, Taxes &
4680 Wilshire Blvd.                      Treasurer                    Assistant Treasurer, FGI
Los Angeles, CA                                                       since 3/90.
--------------------------------------------------------------------------------------------------------------------------

Link R. Murphy, M.D.                     Assistant                    Assistant Medical Director,
2500 Farmers Way                         Medical                      FNWL since 1983; private
Columbus, OH                             Director                     practice from 1983 to 1999.
--------------------------------------------------------------------------------------------------------------------------

C. Paul Patsis                           President                    President, FNWL since 5/98;
3003 - 77th Ave., S.E.                                                President, Marketing One
Mercer Island, WA                                                     from 1989 to 5/98.
--------------------------------------------------------------------------------------------------------------------------

John R. Patton                           Assistant                    Assistant Vice President &
3003 - 77th Ave., S.E.                   Vice                         Secretary, FNWL since
Mercer Island, WA                        President &                  11/98; Life Claims Manager,
                                         Secretary                    FNWL from 3/85 to 11/98.
--------------------------------------------------------------------------------------------------------------------------

Christopher R. Pflug                     Assistant                    Corporate Counsel &
4680 Wilshire Blvd.                      Secretary                    Assistant Secretary, FGI
Los Angeles, CA                                                       since 12/95.
--------------------------------------------------------------------------------------------------------------------------

James I. Randolph                        Vice                         Vice President Insurance
3003 - 77th Ave., S.E.                   President &                  Operations & Assistant
Mercer Island, WA                        Assistant                    Secretary, FNWL since 9/91.
                                         Secretary
--------------------------------------------------------------------------------------------------------------------------

Paul Secord                              Vice President               Senior Vice President
4680 Wilshire Blvd.                                                   Investment Operations &
Los Angeles, CA                                                       Chief Investment Officer,
                                                                      FGI since 9/98; Senior Vice
                                                                      President, Asset
                                                                      Management, FGI from 12/95
                                                                      to 9/98; Senior Vice
                                                                      President, Equity of Penn
                                                                      Mutual from 1993 to 1995.
--------------------------------------------------------------------------------------------------------------------------

Maryann M. Seltzer                       Assistant                    Senior Corporate Counsel,
4680 Wilshire Blvd.                      Secretary                    FGI since 1973.
Los Angeles, CA
--------------------------------------------------------------------------------------------------------------------------


         We hold the assets of the variable account physically segregated and apart from our general account and any other separate investment accounts. We maintain records of all purchases and sales of portfolio shares by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc.

providing aggregate coverage of $30,000,000 (subject to a $500,000 deductible) for all officers and employees of Farmers Group, Inc.

ILLUSTRATIONS
===============================================================================



         The following illustrations have been prepared to help show how certain values under a sample Policy would change with different hypothetical rates of investment performance over an extended period of time. The illustrations show Contract Value and Surrender Value as well as death benefits. The tables illustrate how Contract Values and Surrender Values, which reflect all applicable charges and deductions, and death benefits of the Policy at the illustrated age, would vary over time if the return on the assets of the portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The tables assume that an annual premium of $1,000 was paid on the first day of each Policy year. The tables also show how the Policy would operate if premiums accumulated at 5% interest.

         The Contract Values, Surrender Values and Death Benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account. The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.8225% of the average daily net assets. This annual expense ratio assumes an equal allocation of values between all subaccounts and is based on the arithmetic average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The illustrations reflect the fee waivers and expense reimbursements in effect during fiscal year 1998 for the Janus Aspen Capital Appreciation Portfolio, the Kemper-Dreman High Return Equity Portfolio, the PIMCO Low Duration Bond Portfolio, and the PIMCO Foreign Bond Portfolio. Without these waivers and reimbursements, total annual expenses for these portfolios would have been 0.97%, 1.20%, 0.67% and 0.92%, respectively, and the illustrations would have assumed that the assets in the portfolios were subject to an annual expense ratio of 0.8575%. For information on portfolio expenses, see the portfolios' prospectuses.

         The illustrations also take into account the daily charge for assuming mortality and expense risks against each subaccounts. This charge is equivalent to an annual charge of 0.90% of the average daily net assets in the subaccounts. The illustrations also take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, and the surrender charges where applicable.

         Taking into consideration the assumed annual average portfolio expenses of 0.8225% and the 0.90% annual charge for mortality and expense risks, the gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.71%, 4.24% and 10.19%.

         The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not increase your principal sum, and does not make any withdrawals or take any Policy loans. The values under the Policy will be different from those shown even if the portfolio returns average 0%, 6% or 12%, but fluctuate over and under those averages throughout the years shown.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, your Policy loan and withdrawal history.

         Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

         These illustrations assume the level death benefit option (Option B) is chosen. The illustrated death benefits increase in certain years, reflecting current Internal Revenue Code requirements.

         Zero values in the illustration indicate the Policy lapses unless premiums higher than those illustrated are paid.

         These illustrations are based on Farmers' sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                Flexible Premium Variable Life Insurance Policy
            Male Standard Non-Nicotine, Annual Premium, Issue Age 35
                         $100,000 Initial Death Benefit
                   (Level Death Benefit (Option B) Selected)
           Hypothetical Values Based on Current Cost of Insurance and
                         Current Administration Charge

            Premiums           0% Hypothetical Gross               6% Hypothetical Gross               12% Hypothetical Gross
            Paid Plus           Investment Return                   Investment Return                   Investment Return
   Policy   Interest       Contract   Surrender     Death       Contract   Surrender      Death    Contract   Surrender      Death
   Year      at 5%           Value       Value     Benefit        Value        Value     Benefit      Value       Value     Benefit
    1          1,050          725          32     100,000          775           82     100,000        825         132     100,000
    2          2,153        1,432         664     100,000        1,577          809     100,000      1,729         961     100,000
    3          3,310        2,117       1,274     100,000        2,404        1,561     100,000      2,715       1,872     100,000
    4          4,526        2,780       1,862     100,000        3,255        2,337     100,000      3,791       2,873     100,000
    5          5,802        3,422       2,429     100,000        4,132        3,139     100,000      4,967       3,974     100,000
    6          7,142        4,036       3,075     100,000        5,031        4,070     100,000      6,248       5,287     100,000
    7          8,549        4,625       3,711     100,000        5,953        5,039     100,000      7,645       6,731     100,000
    8         10,027        5,188       4,335     100,000        6,899        6,046     100,000      9,170       8,317     100,000
    9         11,578        5,727       4,951     100,000        7,871        7,095     100,000     10,839      10,063     100,000
    10        13,207        6,257       5,573     100,000        8,886        8,202     100,000     12,682      11,998     100,000
    11        14,917        6,778       6,201     100,000        9,947        9,370     100,000     14,717      14,140     100,000
    12        16,713        7,293       6,838     100,000       11,056       10,601     100,000     16,967      16,512     100,000
    13        18,599        7,801       7,482     100,000       12,215       11,896     100,000     19,453      19,134     100,000
    14        20,579        8,300       8,133     100,000       13,427       13,260     100,000     22,200      22,033     100,000
    15        22,657        8,793       8,793     100,000       14,694       14,694     100,000     25,235      25,235     100,000
    16        24,840        9,279       9,279     100,000       16,018       16,018     100,000     28,589      28,589     100,000
    17        27,132        9,758       9,758     100,000       17,402       17,402     100,000     32,295      32,295     100,000
    18        29,539       10,230      10,230     100,000       18,849       18,849     100,000     36,389      36,389     100,000
    19        32,066       10,695      10,695     100,000       20,362       20,362     100,000     40,914      40,914     100,000
    20        34,719       11,154      11,154     100,000       21,943       21,943     100,000     45,914      45,914     100,000
    25        50,113       11,116      11,116     100,000       28,853       28,853     100,000     78,701      78,701     105,459
    30        69,761        8,852       8,852     100,000       35,789       35,789     100,000    131,752     131,752     160,737
    35        94,836        2,577       2,577     100,000       41,880       41,880     100,000    215,905     215,905     250,450
    40       126,840            0           0           0       45,574       45,574     100,000    350,039     350,039     374,541
    45       167,685            0           0           0       43,158       43,158     100,000    566,102     566,102     594,407

                Flexible Premium Variable Life Insurance Policy
            Male Standard Non-Nicotine, Annual Premium, Issue Age 35
                         $100,000 Initial Death Benefit
                   (Level Death Benefit (Option B) Selected)
           Hypothetical Values Based on Maximum Cost of Insurance and
                         Maximum Administration Charge




           Premiums          0% Hypothetical Gross                 6% Hypothetical Gross             12% Hypothetical Gross
           Paid Plus          Investment Return                     Investment Return                  Investment Return
  Policy  Interest        Contract  Surrender      Death       Contract   Surrender      Death     Contract  Surrender      Death
   Year    at 5%            Value       Value     Benefit        Value        Value     Benefit      Value       Value     Benefit
    1        1,050             684           0    100,000          733           40    100,000           782         89     100,000
    2        2,153           1,349         581    100,000        1,489          721    100,000         1,636        868     100,000
    3        3,310           1,992       1,149    100,000        2,267        1,424    100,000         2,566      1,723     100,000
    4        4,526           2,612       1,694    100,000        3,066        2,148    100,000         3,579      2,661     100,000
    5        5,802           3,210       2,217    100,000        3,888        2,895    100,000         4,684      3,691     100,000
    6        7,142           3,783       2,822    100,000        4,729        3,768    100,000         5,888      4,927     100,000
    7        8,549           4,331       3,417    100,000        5,591        4,677    100,000         7,199      6,285     100,000
    8       10,027           4,853       4,000    100,000        6,474        5,621    100,000         8,630      7,777     100,000
    9       11,578           5,347       4,571    100,000        7,376        6,600    100,000        10,190      9,414     100,000
    10      13,207           5,813       5,129    100,000        8,299        7,615    100,000        11,894     11,210     100,000
    11      14,917           6,249       5,672    100,000        9,239        8,662    100,000        13,753     13,176     100,000
    12      16,713           6,653       6,198    100,000       10,197        9,742    100,000        15,783     15,328     100,000
    13      18,599           7,024       6,705    100,000       11,172       10,853    100,000        18,003     17,684     100,000
    14      20,579           7,360       7,193    100,000       12,163       11,996    100,000        20,430     20,263     100,000
    15      22,657           7,659       7,659    100,000       13,168       13,168    100,000        23,087     23,087     100,000
    16      24,840           7,917       7,917    100,000       14,185       14,185    100,000        25,996     25,996     100,000
    17      27,132           8,130       8,130    100,000       15,210       15,210    100,000        29,181     29,181     100,000
    18      29,539           8,291       8,291    100,000       16,237       16,237    100,000        32,672     32,672     100,000
    19      32,066           8,394       8,394    100,000       17,263       17,263    100,000        36,500     36,500     100,000
    20      34,719           8,434       8,434    100,000       18,282       18,282    100,000        40,701     40,701     100,000
    25      50,113           7,468       7,468    100,000       23,089       23,089    100,000        69,076     69,076     100,000
    30      69,761           3,578       3,578    100,000       26,616       26,616    100,000       115,568    115,568     140,993
    35      94,836               0           0          0       26,792       26,792    100,000       188,997    188,997     219,236
    40     126,840               0           0          0       18,952       18,952    100,000       305,489    305,489     326,873
    45     167,685               0           0          0            0            0          0       492,759    492,759     517,396

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

---------------------------------------------------------------------------------------------------------------------------------
                                                GUARANTEED MAXIMUM MONTHLY
                            COST OF INSURANCE RATES FOR A MALE NON-SMOKER (ISSUE AGES 21-80)*
                                            Per $1000 of Risk Insurance Amount
---------------------------------------------------------------------------------------------------------------------------------
Attained    Cost of    Attained     Cost of  Attained   Cost of  Attained    Cost of   Attained   Cost of   Attained     Cost of
  Age      Insurance     Age       Insurance   Age     Insurance   Age      Insurance    Age     Insurance    Age      Insurance
             Rate                    Rate                Rate                 Rate                 Rate                  Rate
---------------------------------------------------------------------------------------------------------------------------------
   21       0.13788       35       0.14370     49       0.39205     62      1.35058      75       5.13652    88       16.39051
   22       0.13539       36       0.15117     50       0.42611     63      1.50009      76       5.66811    89       17.59988
   23       0.13207       37       0.16114     51       0.46514     64      1.66621      77       6.22379    90       18.85909
   24       0.12875       38       0.17194     52       0.51000     65      1.84812      78       6.80688    91       20.19721
   25       0.12459       39       0.18357     53       0.56150     66      2.04497      79       7.43566    92       21.66408
   26       0.12210       40       0.19769     54       0.61881     67      2.25096      80       8.13005    93       23.40255
   27       0.12044       41       0.21264     55       0.68276     68      2.48520      81       8.90834    94       25.73492
   28       0.11961       42       0.22842     56       0.75254     69      2.73937      82       9.78630    95       29.22599
   29       0.11961       43       0.24586     57       0.82646     70      3.02676      83      10.75978    96       34.96802
   30       0.12044       44       0.26497     58       0.90869     71      3.35485      84      11.80967    97       44.93622
   31       0.12293       45       0.28656     59       1.00089     72      3.73361      85      12.91190    98       61.89321
   32       0.12625       46       0.30982     60       1.10389     73      4.16221      86      14.05233    99       83.06141
   33       0.13124       47       0.33474     61       1.21851     74      4.63317      87      15.21353  100-109     0.00000
   34       0.13705       48       0.36215
---------------------------------------------------------------------------------------------------------------------------------

         * Different rates apply for male smokers, all females, and all juveniles (issue ages 0-20).

         If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS


                                    MALE NONSMOKERS (PREFERRED & STANDARD)

                       Number of Full Policy Years Completed Since the Issue Date
Issue      0      1      2       3      4      5      6      7     8      9     10    11     12     13     14      15 or
  Age                                                                                                              more
   21      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   22      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   23      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   24      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   25      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   26      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   27      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   28      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   29      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   30      5.84  5.84    5.84    5.84   5.84   5.26   4.68  4.09   3.51  2.92   2.34  1.75   1.17    0.58  0.00    0.00
   31      5.91  5.91    5.91    5.91   5.91   5.32   4.73  4.14   3.55  2.96   2.36  1.77   1.18    0.59  0.00    0.00
   32      5.98  5.98    5.98    5.98   5.98   5.38   4.78  4.19   3.59  2.99   2.39  1.79   1.20    0.60  0.00    0.00
   33      6.01  6.01    6.01    6.01   6.01   5.41   4.81  4.21   3.61  3.01   2.41  1.80   1.20    0.60  0.00    0.00
   34      6.11  6.11    6.11    6.11   6.11   5.50   4.89  4.28   3.67  3.06   2.45  1.83   1.22    0.61  0.00    0.00
   35      6.18  6.18    6.18    6.18   6.18   5.56   4.94  4.33   3.71  3.09   2.47  1.85   1.24    0.62  0.00    0.00
   36      6.28  6.28    6.28    6.28   6.28   5.66   5.03  4.40   3.77  3.14   2.51  1.89   1.26    0.63  0.00    0.00
   37      6.32  6.32    6.32    6.32   6.32   5.68   5.05  4.42   3.79  3.16   2.53  1.89   1.26    0.63  0.00    0.00
   38      6.42  6.42    6.42    6.42   6.42   5.78   5.13  4.49   3.85  3.21   2.57  1.93   1.28    0.64  0.00    0.00
   39      6.52  6.52    6.52    6.52   6.52   5.87   5.22  4.56   3.91  3.26   2.61  1.96   1.30    0.65  0.00    0.00
   40      6.62  6.62    6.62    6.62   6.62   5.96   5.30  4.63   3.97  3.31   2.65  1.99   1.32    0.66  0.00    0.00
   41      6.76  6.76    6.76    6.76   6.76   6.08   5.40  4.73   4.05  3.38   2.70  2.03   1.35    0.68  0.00    0.00
   42      6.82  6.82    6.82    6.82   6.82   6.14   5.46  4.78   4.09  3.41   2.73  2.05   1.36    0.68  0.00    0.00
   43      6.99  6.99    6.99    6.99   6.99   6.29   5.59  4.89   4.19  3.50   2.80  2.10   1.40    0.70  0.00    0.00
   44      7.13  7.13    7.13    7.13   7.13   6.41   5.70  4.99   4.28  3.56   2.85  2.14   1.43    0.71  0.00    0.00
   45      7.30  7.30    7.30    7.30   7.30   6.57   5.84  5.11   4.38  3.65   2.92  2.19   1.46    0.73  0.00    0.00
   46      7.46  7.46    7.46    7.46   7.46   6.72   5.97  5.23   4.48  3.73   2.99  2.24   1.49    0.75  0.00    0.00
   47      7.67  7.67    7.67    7.67   7.67   6.90   6.13  5.37   4.60  3.83   3.07  2.30   1.53    0.77  0.00    0.00
   48      7.87  7.87    7.87    7.87   7.87   7.08   6.30  5.51   4.72  3.93   3.15  2.36   1.57    0.79  0.00    0.00
   49      8.14  8.14    8.14    8.14   8.14   7.33   6.51  5.70   4.88  4.07   3.26  2.44   1.63    0.81  0.00    0.00
   50      8.38  8.38    8.38    8.38   8.38   7.54   6.70  5.86   5.03  4.19   3.35  2.51   1.68    0.84  0.00    0.00
   51      8.65  8.65    8.65    8.65   8.65   7.78   6.92  6.05   5.19  4.32   3.46  2.59   1.73    0.86  0.00    0.00
   52      8.95  8.95    8.95    8.95   8.95   8.05   7.16  6.26   5.37  4.47   3.58  2.68   1.79    0.89  0.00    0.00
   53      9.29  9.29    9.29    9.29   9.29   8.36   7.43  6.50   5.57  4.64   3.71  2.79   1.86    0.93  0.00    0.00
   54      9.62  9.62    9.62    9.62   9.62   8.66   7.70  6.74   5.77  4.81   3.85  2.89   1.92    0.96  0.00    0.00
   55     10.06 10.06   10.06   10.06  10.06   9.06   8.05  7.04   6.04  5.03   4.03  3.02   2.01    1.01  0.00    0.00
   56     10.47 10.47   10.47   10.47  10.47   9.42   8.37  7.33   6.28  5.23   4.19  3.14   2.09    1.05  0.00    0.00
   57     10.91 10.91   10.91   10.91  10.91   9.82   8.72  7.63   6.54  5.45   4.36  3.27   2.18    1.09  0.00    0.00
   58     11.41 11.41   11.41   11.41  11.41  10.27   9.13  7.99   6.85  5.71   4.57  3.42   2.28    1.14  0.00    0.00
   59     11.99 11.99   11.99   11.99  11.99  10.79   9.59  8.39   7.19  5.99   4.79  3.60   2.40    1.20  0.00    0.00
   60     12.56 12.56   12.56   12.56  12.56  11.30  10.05  8.79   7.54  6.28   5.02  3.77   2.51    1.26  0.00    0.00
   61     13.17 13.17   13.17   13.17  13.17  11.85  10.53  9.22   7.90  6.58   5.27  3.95   2.63    1.32  0.00    0.00
   62     13.88 13.88   13.88   13.88  13.88  12.49  11.10  9.71   8.33  6.94   5.55  4.16   2.78    1.39  0.00    0.00
   63     14.62 14.62   14.62   14.62  14.62  13.16  11.70 10.23   8.77  7.31   5.85  4.39   2.92    1.46  0.00    0.00
   64     15.43 15.43   15.43   15.43  15.43  13.89  12.34 10.80   9.26  7.71   6.17  4.63   3.09    1.54  0.00    0.00
   65     16.25 16.25   16.25   16.25  16.25  14.63  13.00 11.38   9.75  8.13   6.50  4.88   3.25    1.63  0.00    0.00
   66     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   67     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   68     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   69     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   70     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   71     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00

   72     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   73     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   74     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   75     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   76     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   77     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   78     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   79     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00
   80     17.50 17.50   17.50   15.75  14.00  12.25  10.50  8.75   7.00  5.25   3.50  2.63   1.75    0.88  0.00    0.00


                                    FEMALE NONSMOKERS (PREFERRED & STANDARD)

                               Number of Full Policy Years Completed Since the Issue Date

Issue      0      1     2       3      4      5       6      7       8       9     10     11    12     13      14      15 or
  Age                                                                                                                  more
   21      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   22      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   23      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   24      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   25      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   26      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   27      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   28      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   29      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   30      5.74  5.74   5.74    5.74   5.74   5.17    4.59   4.02    3.45    2.87  2.30   1.72  1.15   0.57    0.00    0.00
   31      5.78  5.78   5.78    5.78   5.78   5.20    4.62   4.04    3.47    2.89  2.31   1.73  1.16   0.58    0.00    0.00
   32      5.81  5.81   5.81    5.81   5.81   5.23    4.65   4.07    3.49    2.91  2.32   1.74  1.16   0.58    0.00    0.00
   33      5.84  5.84   5.84    5.84   5.84   5.26    4.68   4.09    3.51    2.92  2.34   1.75  1.17   0.58    0.00    0.00
   34      5.91  5.91   5.91    5.91   5.91   5.32    4.73   4.14    3.55    2.96  2.36   1.77  1.18   0.59    0.00    0.00
   35      5.95  5.95   5.95    5.95   5.95   5.35    4.76   4.16    3.57    2.97  2.38   1.78  1.19   0.59    0.00    0.00
   36      5.98  5.98   5.98    5.98   5.98   5.38    4.78   4.19    3.59    2.99  2.39   1.79  1.20   0.60    0.00    0.00
   37      6.08  6.08   6.08    6.08   6.08   5.47    4.86   4.26    3.65    3.04  2.43   1.82  1.22   0.61    0.00    0.00
   38      6.11  6.11   6.11    6.11   6.11   5.50    4.89   4.28    3.67    3.06  2.45   1.83  1.22   0.61    0.00    0.00
   39      6.18  6.18   6.18    6.18   6.18   5.56    4.94   4.33    3.71    3.09  2.47   1.85  1.24   0.62    0.00    0.00
   40      6.28  6.28   6.28    6.28   6.28   5.66    5.03   4.40    3.77    3.14  2.51   1.89  1.26   0.63    0.00    0.00
   41      6.35  6.35   6.35    6.35   6.35   5.72    5.08   4.45    3.81    3.18  2.54   1.91  1.27   0.64    0.00    0.00
   42      6.42  6.42   6.42    6.42   6.42   5.78    5.13   4.49    3.85    3.21  2.57   1.93  1.28   0.64    0.00    0.00
   43      6.49  6.49   6.49    6.49   6.49   5.84    5.19   4.54    3.89    3.24  2.59   1.95  1.30   0.65    0.00    0.00
   44      6.62  6.62   6.62    6.62   6.62   5.96    5.30   4.63    3.97    3.31  2.65   1.99  1.32   0.66    0.00    0.00
   45      6.69  6.69   6.69    6.69   6.69   6.02    5.35   4.68    4.01    3.34  2.68   2.01  1.34   0.67    0.00    0.00
   46      6.82  6.82   6.82    6.82   6.82   6.14    5.46   4.78    4.09    3.41  2.73   2.05  1.36   0.68    0.00    0.00
   47      6.92  6.92   6.92    6.92   6.92   6.23    5.54   4.85    4.15    3.46  2.77   2.08  1.38   0.69    0.00    0.00
   48      7.09  7.09   7.09    7.09   7.09   6.38    5.67   4.97    4.26    3.55  2.84   2.13  1.42   0.71    0.00    0.00
   49      7.19  7.19   7.19    7.19   7.19   6.47    5.76   5.04    4.32    3.60  2.88   2.16  1.44   0.72    0.00    0.00
   50      7.36  7.36   7.36    7.36   7.36   6.63    5.89   5.15    4.42    3.68  2.95   2.21  1.47   0.74    0.00    0.00
   51      7.53  7.53   7.53    7.53   7.53   6.78    6.02   5.27    4.52    3.77  3.01   2.26  1.51   0.75    0.00    0.00
   52      7.70  7.70   7.70    7.70   7.70   6.93    6.16   5.39    4.62    3.85  3.08   2.31  1.54   0.77    0.00    0.00
   53      7.90  7.90   7.90    7.90   7.90   7.11    6.32   5.53    4.74    3.95  3.16   2.37  1.58   0.79    0.00    0.00
   54      8.14  8.14   8.14    8.14   8.14   7.33    6.51   5.70    4.88    4.07  3.26   2.44  1.63   0.81    0.00    0.00
   55      8.38  8.38   8.38    8.38   8.38   7.54    6.70   5.86    5.03    4.19  3.35   2.51  1.68   0.84    0.00    0.00
   56      8.58  8.58   8.58    8.58   8.58   7.72    6.86   6.01    5.15    4.29  3.43   2.57  1.72   0.86    0.00    0.00
   57      8.88  8.88   8.88    8.88   8.88   7.99    7.10   6.22    5.33    4.44  3.55   2.66  1.78   0.89    0.00    0.00
   58      9.12  9.12   9.12    9.12   9.12   8.21    7.29   6.38    5.47    4.56  3.65   2.74  1.82   0.91    0.00    0.00
   59      9.46  9.46   9.46    9.46   9.46   8.51    7.56   6.62    5.67    4.73  3.78   2.84  1.89   0.95    0.00    0.00
   60      9.79  9.79   9.79    9.79   9.79   8.81    7.83   6.86    5.88    4.90  3.92   2.94  1.96   0.98    0.00    0.00
   61     10.10 10.10  10.10   10.10  10.10   9.09    8.08   7.07    6.06    5.05  4.04   3.03  2.02   1.01    0.00    0.00
   62     10.40 10.40  10.40   10.40  10.40   9.36    8.32   7.28    6.24    5.20  4.16   3.12  2.08   1.04    0.00    0.00
   63     10.77 10.77  10.77   10.77  10.77   9.69    8.62   7.54    6.46    5.39  4.31   3.23  2.15   1.08    0.00    0.00
   64     11.14 11.14  11.14   11.14  11.14  10.03    8.91   7.80    6.69    5.57  4.46   3.34  2.23   1.11    0.00    0.00
   65     11.58 11.58  11.58   11.58  11.58  10.42    9.26   8.11    6.95    5.79  4.63   3.47  2.32   1.16    0.00    0.00
   66     12.91 12.91  12.91   11.62  10.33   9.04    7.75   6.46    5.16    3.87  2.58   1.94  1.29   0.65    0.00    0.00

   67     13.66 13.66  13.66   12.30  10.93   9.56    8.20   6.83    5.46    4.10  2.73   2.05  1.37   0.68    0.00    0.00
   68     14.41 14.41  14.41   12.97  11.53  10.09    8.65   7.21    5.76    4.32  2.88   2.16  1.44   0.72    0.00    0.00
   69     15.28 15.28  15.28   13.75  12.22  10.69    9.17   7.64    6.11    4.58  3.06   2.29  1.53   0.76    0.00    0.00
   70     16.21 16.21  16.21   14.59  12.97  11.35    9.73   8.11    6.48    4.86  3.24   2.43  1.62   0.81    0.00    0.00
   71     17.41 17.41  17.41   15.67  13.93  12.19   10.45   8.71    6.96    5.22  3.48   2.61  1.74   0.87    0.00    0.00
   72     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   73     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   74     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   75     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   76     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   77     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   78     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   79     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00
   80     17.50 17.50  17.50   15.75  14.00  12.25   10.50   8.75    7.00    5.25  3.50   2.63  1.75   0.88    0.00    0.00

                                                   MALE SMOKERS

                             Number of Full Policy Years Completed Since the Issue Date


Issue     0       1      2      3      4      5      6      7       8      9      10     11     12     13     14      15 or
  Age                                                                                                                 more
   0      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   1      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   2      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   3      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   4      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   5      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   6      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   7      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   8      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
   9      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
  10      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
  11      5.38    5.38   5.38   5.38   5.38   4.85   4.31   3.77    3.23   2.69   2.15   1.62   1.08   0.54   0.00    0.00
  12      5.43    5.43   5.43   5.43   5.43   4.89   4.34   3.80    3.26   2.71   2.17   1.63   1.09   0.54   0.00    0.00
  13      5.50    5.50   5.50   5.50   5.50   4.95   4.40   3.85    3.30   2.75   2.20   1.65   1.10   0.55   0.00    0.00
  14      5.56    5.56   5.56   5.56   5.56   5.01   4.45   3.89    3.34   2.78   2.23   1.67   1.11   0.56   0.00    0.00
  15      5.84    5.84   5.84   5.84   5.84   5.26   4.68   4.09    3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  16      5.88    5.88   5.88   5.88   5.88   5.29   4.70   4.12    3.53   2.94   2.35   1.76   1.18   0.59   0.00    0.00
  17      5.90    5.90   5.90   5.90   5.90   5.31   4.72   4.13    3.54   2.95   2.36   1.77   1.18   0.59   0.00    0.00
  18      5.93    5.93   5.93   5.93   5.93   5.34   4.75   4.15    3.56   2.97   2.37   1.78   1.19   0.59   0.00    0.00
  19      5.96    5.96   5.96   5.96   5.96   5.36   4.76   4.17    3.57   2.98   2.38   1.79   1.19   0.60   0.00    0.00
  20      5.99    5.99   5.99   5.99   5.99   5.39   4.79   4.19    3.59   3.00   2.40   1.80   1.20   0.60   0.00    0.00
  21      6.01    6.01   6.01   6.01   6.01   5.41   4.81   4.21    3.61   3.01   2.41   1.80   1.20   0.60   0.00    0.00
  22      6.05    6.05   6.05   6.05   6.05   5.44   4.84   4.23    3.63   3.02   2.42   1.81   1.21   0.60   0.00    0.00
  23      6.07    6.07   6.07   6.07   6.07   5.46   4.86   4.25    3.64   3.03   2.43   1.82   1.21   0.61   0.00    0.00
  24      6.10    6.10   6.10   6.10   6.10   5.49   4.88   4.27    3.66   3.05   2.44   1.83   1.22   0.61   0.00    0.00
  25      6.13    6.13   6.13   6.13   6.13   5.51   4.90   4.29    3.68   3.06   2.45   1.84   1.23   0.61   0.00    0.00
  26      6.15    6.15   6.15   6.15   6.15   5.53   4.92   4.30    3.69   3.07   2.46   1.84   1.23   0.61   0.00    0.00
  27      6.18    6.18   6.18   6.18   6.18   5.56   4.94   4.33    3.71   3.09   2.47   1.85   1.24   0.62   0.00    0.00
  28      6.20    6.20   6.20   6.20   6.20   5.58   4.96   4.34    3.72   3.10   2.48   1.86   1.24   0.62   0.00    0.00
  29      6.24    6.24   6.24   6.24   6.24   5.61   4.99   4.37    3.74   3.12   2.50   1.87   1.25   0.62   0.00    0.00
  30      6.26    6.26   6.26   6.26   6.26   5.63   5.01   4.38    3.76   3.13   2.50   1.88   1.25   0.63   0.00    0.00
  31      6.40    6.40   6.40   6.40   6.40   5.76   5.12   4.48    3.84   3.20   2.56   1.92   1.28   0.64   0.00    0.00
  32      6.53    6.53   6.53   6.53   6.53   5.88   5.22   4.57    3.92   3.27   2.61   1.96   1.31   0.65   0.00    0.00
  33      6.62    6.62   6.62   6.62   6.62   5.96   5.30   4.63    3.97   3.31   2.65   1.99   1.32   0.66   0.00    0.00
  34      6.82    6.82   6.82   6.82   6.82   6.14   5.46   4.78    4.09   3.41   2.73   2.05   1.36   0.68   0.00    0.00
  35      6.97    6.97   6.97   6.97   6.97   6.27   5.58   4.88    4.18   3.48   2.79   2.09   1.39   0.70   0.00    0.00
  36      7.18    7.18   7.18   7.18   7.18   6.47   5.75   5.03    4.31   3.59   2.87   2.16   1.44   0.72   0.00    0.00
  37      7.28    7.28   7.28   7.28   7.28   6.56   5.83   5.10    4.37   3.64   2.91   2.19   1.46   0.73   0.00    0.00
  38      7.51    7.51   7.51   7.51   7.51   6.76   6.01   5.26    4.51   3.75   3.00   2.25   1.50   0.75   0.00    0.00
  39      7.73    7.73   7.73   7.73   7.73   6.96   6.19   5.41    4.64   3.87   3.09   2.32   1.55   0.77   0.00    0.00
  40      7.97    7.97   7.97   7.97   7.97   7.17   6.38   5.58    4.78   3.99   3.19   2.39   1.59   0.80   0.00    0.00

  41      8.27    8.27   8.27   8.27   8.27   7.45   6.62   5.79    4.96   4.14   3.31   2.48   1.65   0.83   0.00    0.00
  42      8.47    8.47   8.47   8.47   8.47   7.62   6.77   5.93    5.08   4.23   3.39   2.54   1.69   0.85   0.00    0.00
  43      8.85    8.85   8.85   8.85   8.85   7.96   7.08   6.19    5.31   4.42   3.54   2.65   1.77   0.88   0.00    0.00
  44      9.19    9.19   9.19   9.19   9.19   8.27   7.35   6.43    5.51   4.59   3.67   2.76   1.84   0.92   0.00    0.00
  45      9.59    9.59   9.59   9.59   9.59   8.63   7.67   6.71    5.75   4.80   3.84   2.88   1.92   0.96   0.00    0.00
  46      9.85    9.85   9.85   9.85   9.85   8.86   7.88   6.89    5.91   4.92   3.94   2.95   1.97   0.98   0.00    0.00
  47     10.15   10.15  10.15  10.15  10.15   9.14   8.12   7.11    6.09   5.08   4.06   3.05   2.03   1.02   0.00    0.00
  48     10.46   10.46  10.46  10.46  10.46   9.41   8.36   7.32    6.27   5.23   4.18   3.14   2.09   1.05   0.00    0.00
  49     10.86   10.86  10.86  10.86  10.86   9.77   8.69   7.60    6.52   5.43   4.34   3.26   2.17   1.09   0.00    0.00
  50     11.19   11.19  11.19  11.19  11.19  10.07   8.95   7.83    6.71   5.59   4.48   3.36   2.24   1.12   0.00    0.00
  51     11.56   11.56  11.56  11.56  11.56  10.40   9.25   8.09    6.94   5.78   4.62   3.47   2.31   1.16   0.00    0.00
  52     11.98   11.98  11.98  11.98  11.98  10.78   9.58   8.38    7.19   5.99   4.79   3.59   2.40   1.20   0.00    0.00
  53     12.43   12.43  12.43  12.43  12.43  11.18   9.94   8.70    7.46   6.21   4.97   3.73   2.49   1.24   0.00    0.00
  54     12.86   12.86  12.86  12.86  12.86  11.58  10.29   9.01    7.72   6.43   5.15   3.86   2.57   1.29   0.00    0.00
  55     13.44   13.44  13.44  13.44  13.44  12.09  10.75   9.41    8.06   6.72   5.38   4.03   2.69   1.34   0.00    0.00
  56     13.93   13.93  13.93  13.93  13.93  12.54  11.15   9.75    8.36   6.97   5.57   4.18   2.79   1.39   0.00    0.00
  57     14.45   14.45  14.45  14.45  14.45  13.01  11.56  10.12    8.67   7.23   5.78   4.34   2.89   1.45   0.00    0.00
  58     15.04   15.04  15.04  15.04  15.04  13.54  12.03  10.53    9.03   7.52   6.02   4.51   3.01   1.50   0.00    0.00
  59     15.71   15.71  15.71  15.71  15.71  14.14  12.57  11.00    9.43   7.86   6.28   4.71   3.14   1.57   0.00    0.00
  60     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  61     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  62     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  63     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  64     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  65     16.25   16.25  16.25  16.25  16.25  14.63  13.00  11.38    9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  66     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  67     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  68     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  69     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  70     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  71     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  72     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  73     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  74     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  75     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  76     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  77     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  78     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  79     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  80     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00

                                                  FEMALE SMOKERS

                                 Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1      2      3      4      5      6      7       8      9      10     11     12     13     14      15 or
  Age                                                                                                                 more
   0      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   1      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   2      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   3      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   4      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   5      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   6      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   7      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   8      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
   9      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
  10      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
  11      5.32    5.32   5.32   5.32   5.32   4.78   4.25   3.72    3.19   2.66   2.13   1.59   1.06   0.53   0.00    0.00
  12      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
  13      5.36    5.36   5.36   5.36   5.36   4.82   4.29   3.75    3.22   2.68   2.14   1.61   1.07   0.54   0.00    0.00
  14      5.38    5.38   5.38   5.38   5.38   4.85   4.31   3.77    3.23   2.69   2.15   1.62   1.08   0.54   0.00    0.00
  15      5.61    5.61   5.61   5.61   5.61   5.05   4.49   3.93    3.37   2.80   2.24   1.68   1.12   0.56   0.00    0.00

  16      5.63    5.63   5.63   5.63   5.63   5.07   4.50   3.94    3.38   2.82   2.25   1.69   1.13   0.56   0.00    0.00
  17      5.69    5.69   5.69   5.69   5.69   5.12   4.55   3.98    3.41   2.84   2.27   1.71   1.14   0.57   0.00    0.00
  18      5.71    5.71   5.71   5.71   5.71   5.14   4.57   4.00    3.43   2.85   2.28   1.71   1.14   0.57   0.00    0.00
  19      5.77    5.77   5.77   5.77   5.77   5.19   4.61   4.04    3.46   2.88   2.31   1.73   1.15   0.58   0.00    0.00
  20      5.79    5.79   5.79   5.79   5.79   5.21   4.63   4.05    3.47   2.89   2.32   1.74   1.16   0.58   0.00    0.00
  21      5.89    5.89   5.89   5.89   5.89   5.30   4.71   4.12    3.53   2.94   2.36   1.77   1.18   0.59   0.00    0.00
  22      5.91    5.91   5.91   5.91   5.91   5.32   4.73   4.14    3.55   2.96   2.36   1.77   1.18   0.59   0.00    0.00
  23      5.95    5.95   5.95   5.95   5.95   5.35   4.76   4.16    3.57   2.97   2.38   1.78   1.19   0.59   0.00    0.00
  24      5.97    5.97   5.97   5.97   5.97   5.37   4.77   4.18    3.58   2.98   2.39   1.79   1.19   0.60   0.00    0.00
  25      5.99    5.99   5.99   5.99   5.99   5.39   4.79   4.19    3.59   3.00   2.40   1.80   1.20   0.60   0.00    0.00
  26      6.01    6.01   6.01   6.01   6.01   5.41   4.81   4.21    3.61   3.01   2.41   1.80   1.20   0.60   0.00    0.00
  27      6.04    6.04   6.04   6.04   6.04   5.43   4.83   4.22    3.62   3.02   2.41   1.81   1.21   0.60   0.00    0.00
  28      6.07    6.07   6.07   6.07   6.07   5.46   4.86   4.25    3.64   3.03   2.43   1.82   1.21   0.61   0.00    0.00
  29      6.09    6.09   6.09   6.09   6.09   5.48   4.87   4.26    3.65   3.05   2.44   1.83   1.22   0.61   0.00    0.00
  30      6.11    6.11   6.11   6.11   6.11   5.50   4.89   4.28    3.67   3.06   2.45   1.83   1.22   0.61   0.00    0.00
  31      6.19    6.19   6.19   6.19   6.19   5.57   4.95   4.34    3.72   3.10   2.48   1.86   1.24   0.62   0.00    0.00
  32      6.27    6.27   6.27   6.27   6.27   5.64   5.02   4.39    3.76   3.14   2.51   1.88   1.25   0.63   0.00    0.00
  33      6.35    6.35   6.35   6.35   6.35   5.72   5.08   4.45    3.81   3.18   2.54   1.91   1.27   0.64   0.00    0.00
  34      6.49    6.49   6.49   6.49   6.49   5.84   5.19   4.54    3.89   3.24   2.59   1.95   1.30   0.65   0.00    0.00
  35      6.58    6.58   6.58   6.58   6.58   5.92   5.26   4.60    3.95   3.29   2.63   1.97   1.32   0.66   0.00    0.00
  36      6.67    6.67   6.67   6.67   6.67   6.00   5.33   4.67    4.00   3.33   2.67   2.00   1.33   0.67   0.00    0.00
  37      6.87    6.87   6.87   6.87   6.87   6.18   5.49   4.81    4.12   3.43   2.75   2.06   1.37   0.69   0.00    0.00
  38      6.97    6.97   6.97   6.97   6.97   6.27   5.58   4.88    4.18   3.48   2.79   2.09   1.39   0.70   0.00    0.00
  39      7.13    7.13   7.13   7.13   7.13   6.41   5.70   4.99    4.28   3.56   2.85   2.14   1.43   0.71   0.00    0.00
  40      7.35    7.35   7.35   7.35   7.35   6.62   5.88   5.15    4.41   3.68   2.94   2.21   1.47   0.74   0.00    0.00
  41      7.52    7.52   7.52   7.52   7.52   6.77   6.02   5.26    4.51   3.76   3.01   2.26   1.50   0.75   0.00    0.00
  42      7.69    7.69   7.69   7.69   7.69   6.92   6.15   5.38    4.61   3.84   3.08   2.31   1.54   0.77   0.00    0.00
  43      7.87    7.87   7.87   7.87   7.87   7.08   6.30   5.51    4.72   3.93   3.15   2.36   1.57   0.79   0.00    0.00
  44      8.18    8.18   8.18   8.18   8.18   7.37   6.55   5.73    4.91   4.09   3.27   2.46   1.64   0.82   0.00    0.00
  45      8.38    8.38   8.38   8.38   8.38   7.54   6.70   5.86    5.03   4.19   3.35   2.51   1.68   0.84   0.00    0.00
  46      8.59    8.59   8.59   8.59   8.59   7.73   6.87   6.01    5.15   4.29   3.44   2.58   1.72   0.86   0.00    0.00
  47      8.72    8.72   8.72   8.72   8.72   7.85   6.98   6.11    5.23   4.36   3.49   2.62   1.74   0.87   0.00    0.00
  48      8.97    8.97   8.97   8.97   8.97   8.07   7.18   6.28    5.38   4.49   3.59   2.69   1.79   0.90   0.00    0.00
  49      9.10    9.10   9.10   9.10   9.10   8.19   7.28   6.37    5.46   4.55   3.64   2.73   1.82   0.91   0.00    0.00
  50      9.33    9.33   9.33   9.33   9.33   8.40   7.46   6.53    5.60   4.67   3.73   2.80   1.87   0.93   0.00    0.00
  51      9.56    9.56   9.56   9.56   9.56   8.60   7.64   6.69    5.73   4.78   3.82   2.87   1.91   0.96   0.00    0.00
  52      9.77    9.77   9.77   9.77   9.77   8.79   7.82   6.84    5.86   4.89   3.91   2.93   1.95   0.98   0.00    0.00
  53     10.03   10.03  10.03  10.03  10.03   9.03   8.02   7.02    6.02   5.01   4.01   3.01   2.01   1.00   0.00    0.00
  54     10.33   10.33  10.33  10.33  10.33   9.30   8.27   7.23    6.20   5.17   4.13   3.10   2.07   1.03   0.00    0.00
  55     10.63   10.63  10.63  10.63  10.63   9.56   8.50   7.44    6.38   5.31   4.25   3.19   2.13   1.06   0.00    0.00
  56     10.84   10.84  10.84  10.84  10.84   9.76   8.67   7.59    6.50   5.42   4.34   3.25   2.17   1.08   0.00    0.00
  57     11.21   11.21  11.21  11.21  11.21  10.09   8.97   7.85    6.73   5.61   4.48   3.36   2.24   1.12   0.00    0.00
  58     11.45   11.45  11.45  11.45  11.45  10.30   9.16   8.01    6.87   5.72   4.58   3.43   2.29   1.14   0.00    0.00
  59     11.83   11.83  11.83  11.83  11.83  10.65   9.46   8.28    7.10   5.91   4.73   3.55   2.37   1.18   0.00    0.00
  60     12.19   12.19  12.19  12.19  12.19  10.97   9.75   8.53    7.31   6.09   4.87   3.66   2.44   1.22   0.00    0.00
  61     12.47   12.47  12.47  12.47  12.47  11.22   9.98   8.73    7.48   6.24   4.99   3.74   2.49   1.25   0.00    0.00
  62     12.74   12.74  12.74  12.74  12.74  11.47  10.19   8.92    7.64   6.37   5.10   3.82   2.55   1.27   0.00    0.00
  63     13.08   13.08  13.08  13.08  13.08  11.77  10.46   9.16    7.85   6.54   5.23   3.92   2.62   1.31   0.00    0.00
  64     13.39   13.39  13.39  13.39  13.39  12.05  10.71   9.38    8.04   6.70   5.36   4.02   2.68   1.34   0.00    0.00
  65     13.78   13.78  13.78  13.78  13.78  12.40  11.02   9.64    8.27   6.89   5.51   4.13   2.76   1.38   0.00    0.00
  66     15.29   15.29  15.29  13.76  12.23  10.70   9.17   7.64    6.12   4.59   3.06   2.29   1.53   0.76   0.00    0.00
  67     15.98   15.98  15.98  14.38  12.78  11.18   9.59   7.99    6.39   4.79   3.20   2.40   1.60   0.80   0.00    0.00
  68     16.61   16.61  16.61  14.95  13.29  11.63   9.97   8.31    6.64   4.98   3.32   2.49   1.66   0.83   0.00    0.00
  69     17.33   17.33  17.33  15.59  13.86  12.13  10.40   8.66    6.93   5.20   3.47   2.60   1.73   0.87   0.00    0.00
  70     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  71     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  72     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  73     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  74     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  75     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  76     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  77     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00

  78     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  79     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  80     17.50   17.50  17.50  15.75  14.00  12.25  10.50   8.75    7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00

APPENDIX C - FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


FARMERS NEW WORLD LIFE INSURANCE COMPANY

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)
================================================================================
FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 1998, 1997, 1996 AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying balance sheets of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the Company) as of December 31, 1998 and 1997, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company at December 31, 1998 and 1997, and the results of its operations, and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

February 3, 1999

Seattle, Washington

Deloitte & Touche LLP

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

BALANCE SHEETS (in thousands)
DECEMBER 31, 1998 AND 1997
================================================================================

ASSETS                                                                            1998                    1997
------                                                                            ----                    ----
INVESTMENTS (Notes 2 and 3):
      Fixed maturities available-for-sale:
            Bonds, at fair value (cost:  $3,510,846 and $3,298,645)            $3,674,223               $3,444,333
            Redeemable preferred stocks, at fair value
                  (cost:  $82,090 and $109,781)                                    86,662                  110,815
      Equity securities available-for-sale:
            Non-redeemable preferred stocks, at fair value
                  (cost:  $1,153 and $1,153)                                        1,270                    1,227
            Common stocks, at fair value (cost:  $41 and $-0-)                          3                      120
      Mortgage loans on real estate, net of allowance for losses                   52,879                   89,903
      Investment real estate, net of accumulated depreciation
            and allowance for losses (Note 1)                                      59,047                   67,214
      Surplus note of the Exchanges (Note 4)                                      119,000                        0
      Policy loans                                                                185,211                  165,894
      Joint ventures                                                                8,456                   11,566
      S&P 500 call options, at fair value (cost: $11,305 and $3,450)               14,817                    3,299
                                                                              -----------               ----------

                        Total investments                                       4,201,568                3,894,371

CASH AND CASH EQUIVALENTS                                                          63,784                    9,980

ACCRUED INVESTMENT INCOME                                                          53,263                   51,971

OTHER RECEIVABLES                                                                  17,558                   18,937

INCOME TAXES RECOVERABLE                                                                0                   23,366

DEFERRED POLICY ACQUISITION COSTS (Note 1)                                        467,248                  439,579

VALUE OF BUSINESS ACQUIRED (Notes 1 & 5)                                          334,442                  359,146

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $7,411 and $6,824                                                          14,379                   14,401

OTHER ASSETS:
      Securities lending collateral (Note 6)                                      461,801                  544,580
      Other assets                                                                  2,298                    2,380
                                                                              -----------               ----------
                                                                                  464,099                  546,960

                                                                              -----------               ----------

TOTAL                                                                          $5,616,341               $5,358,711
                                                                              ===========               ==========

================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY                                            1998                     1997
------------------------------------                                            ----                     ----
POLICY LIABILITIES AND ACCRUALS:
      Future policy benefits                                                $ 3,184,248              $ 3,010,162
      Policy claims (Note 7)                                                     26,177                   22,156
                                                                            -----------              -----------

                                                                              3,210,425                3,032,318

OTHER POLICYHOLDER FUNDS & DIVIDENDS                                             57,358                   60,072

ACCRUED EXPENSES AND OTHER LIABILITIES:
      Securities lending liability (Note 6)                                     461,801                  544,580
      Death benefit liability                                                    37,024                   29,087
      Other liabilities                                                          63,736                   60,047
                                                                            -----------              -----------
                                                                                562,561                  633,714

INCOME TAXES (Note 8):
      Current                                                                     4,180                        0
      Deferred                                                                  161,184                  153,006
                                                                            -----------              -----------
                                                                                165,364                  153,006

                                                                            -----------              -----------

                        Total liabilities                                     3,995,708                3,879,110

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDER'S EQUITY:
      Common stock, $1 par value - Authorized, 25,000,000 shares;
            issued and outstanding, 6,600,000 shares                              6,600                    6,600
      Additional paid-in capital                                                994,246                  994,246
      Accumulated other comprehensive income, net of deferred
            taxes of $41,518 and $35,902                                         77,105                   66,675
      Retained earnings (Note 10)                                               542,682                  412,080
                                                                            -----------              -----------

                        Total stockholder's equity                            1,620,633                1,479,601

                                                                            -----------              -----------

TOTAL                                                                       $ 5,616,341              $ 5,358,711
                                                                            ===========              ===========

--------------------------------------------------------------------------------

                                                                            ----
See notes to financial statements.                                             2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF INCOME (in thousands)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
================================================================================

                                                                              1998          1997        1996
                                                                              ----          ----        ----
REVENUES:
      Net premiums earned (Note 11)                                        $ 173,229     $ 151,134   $ 136,142
      Universal life and annuity policy charges                              206,393       200,857     188,355
      Net investment income (Note 2)                                         293,770       275,760     257,852
      Net realized investment gains (losses) (Note 2)                        (13,473)       10,063      30,182
      Other income                                                               707           784         764
                                                                           ---------     ---------   ---------

                        Total revenues                                       660,626       638,598     613,295

BENEFITS AND EXPENSES:
      Death and other benefits (Note 7)                                      133,984       112,370     110,853
      Future policy benefits                                                  23,711        15,713      11,383
      Interest credited to policyholders                                     150,618       146,376     138,033
      Underwriting, acquisition and insurance expenses:
            Amortization of deferred policy acquisition costs                 68,997        70,855      62,178
            Amortization of value of business acquired                        23,897        21,305      20,411
            Commissions                                                       18,972        17,344      18,317
            General insurance expenses and taxes                              38,659        42,986      38,699
                                                                           ---------     ---------   ---------

                        Total benefits and expenses                          458,838       426,949     399,874
                                                                           ---------     ---------   ---------

                        Income before provision for income taxes             201,788       211,649     213,421
                                                                           ---------     ---------   ---------

PROVISION (BENEFIT) FOR INCOME TAXES (Note 8):
      Current                                                                 70,690        80,889      82,556
      Deferred                                                                   496        (7,027)    (11,417)
                                                                           ---------     ---------   ---------

                        Total provision for income taxes                      71,186        73,862      71,139
                                                                           ---------     ---------   ---------

NET INCOME                                                                 $ 130,602     $ 137,787   $ 142,282
                                                                           =========     =========   =========


                                                                            ----
See notes to financial statements.                                             3

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME (in thousands)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
================================================================================

                                                                                         1998           1997           1996
                                                                                         ----           ----           ----
NET INCOME                                                                            $ 130,602      $ 137,787     $ 142,282
                                                                                      ---------      ---------     ---------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
     Unrealized holding gains (losses) on securities:
           Unrealized holding gains (losses) on securities,
                net of tax of $(7,921)                                                   14,711
           Less:  reclassification adjustment for gains
                included in net income, net of tax of $(357)                               (662)
                                                                                      ---------      ---------     ---------

                      Net unrealized holding gains on securities, net of tax of
                            $7,565, $28,968, and $13,218                                 14,049         53,797        24,547

     Change in effect of unrealized gains (losses) on other
           insurance accounts, net of tax of $(1,949), $(7,387), and $3,664              (3,619)       (13,718)        6,805
                                                                                      ---------      ---------     ---------

COMPREHENSIVE INCOME                                                                  $ 141,032      $ 177,866     $ 173,634
                                                                                      =========      =========     =========


                                                                            ----
See notes to financial statements.                                             4

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY (in thousands)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
================================================================================

                                                                   Accumulated
                                                    Additional        other                        Total stock-
                                        Common       paid-in      comprehensive       Retained       holder's
                                         stock       capital          income          earnings        equity
                                        -------      -------          ------          --------        -------
BALANCE, December 31, 1995              $ 6,600     $ 994,246        $ (4,756)       $ 506,927     $ 1,503,017

Dividend in-kind to stockholder                                                      $(374,916)       (374,916)

     Net income                                                                        142,282         142,282

Change in other comprehensive
   income, net of tax of $16,882                                       31,352                           31,352
                                        -------     ---------        --------       ----------     -----------

BALANCE, December 31, 1996                6,600       994,246          26,596          274,293       1,301,735

     Net income                                                                        137,787         137,787

Change in other comprehensive
   income, net of tax of $21,581                                       40,079                           40,079
                                        -------     ---------        --------       ----------     -----------

BALANCE, December 31, 1997                6,600       994,246          66,675          412,080       1,479,601

     Net income                                                                        130,602         130,602

Unrealized gains on available for
    sale investments arising during
    the period, net of tax of $7,921                                   14,711                           14,711

Reclassification adjustment for
   gains included in net income,
    net of tax of $(356)                                                 (662)                            (662)

Change in effect of unrealized
   losses on other insurance
   accounts, net of tax of $(1,949)                                    (3,619)                          (3,619)
                                        -------     ---------        --------       ----------     -----------

BALANCE, December 31, 1998              $ 6,600     $ 994,246        $ 77,105        $ 542,682     $ 1,620,633
                                        =======     =========        ========       ==========     ===========



                                                                            ----
See notes to financial statements.                                             5

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
================================================================================

                                                                                        1998               1997            1996
                                                                                        ----               ----            ----
OPERATING ACTIVITIES:
      Net income                                                                     $ 130,602          $ 137,787       $ 142,282
      Adjustments to reconcile net income to net cash provided by operating activities:
            Universal life type contracts:
                  Deposits received                                                    299,007            295,747         288,745
                  Withdrawals                                                         (241,765)          (232,728)       (210,182)
                  Interest credited                                                     67,585             62,247          56,216
            Realized investment losses (gains)                                          13,473            (10,063)        (30,182)
            Amortization of deferred policy acquisition costs and VOBA                  92,894             92,160          82,589
            Deferred income tax expense (benefit)                                          496             (7,027)        (11,417)
            Depreciation                                                                 2,544              2,462           1,970
            Cash provided (used) by changes in operating assets and liabilities:
                  Federal income taxes payable                                           4,180            (22,822)         21,016
                  Deferred policy acquisition costs                                    (93,047)           (70,913)       (112,362)
                  Life insurance policy liabilities                                     27,802             14,588          13,521
                  Other policyholder funds                                              (2,714)            (2,894)         (3,097)
                  Other                                                                 31,758            (37,212)           (262)
                                                                                      --------           --------        --------

      Net cash provided by operating activities                                        332,815            221,332         238,837

INVESTING ACTIVITIES:
      Purchase of bonds and stocks available-for-sale                                 (660,918)          (735,325)       (948,418)
      Proceeds from sales or maturities of bonds and stocks available-for-sale         458,364            450,760         549,600
      Purchase of mortgage loans                                                             0            (32,623)              0
      Mortgage loan collections                                                         36,839             30,448          18,287
      Purchase of investment real estate                                                  (908)           (23,568)           (168)
      Proceeds from sale of investments in real estate                                   8,557              2,327           5,349
      Increase in policy loans                                                         (19,317)           (17,836)        (18,592)
      Purchase of property and equipment                                                  (572)            (1,685)            (72)
      Purchase of surplus note of the Exchanges                                       (119,000)                 0               0
      Other                                                                             (7,535)           (10,782)            139
                                                                                      --------           --------        --------

      Net cash used by investing activities                                           (304,490)          (338,284)       (393,875)

FINANCING ACTIVITIES:
      Annuity contracts:
            Deposits received                                                          144,793            131,651         141,046
            Withdrawals                                                               (202,244)          (161,150)       (121,836)
            Interest credited                                                           82,930             80,280          78,177
                                                                                      --------           --------        --------

      Net cash provided by financing activities                                         25,479             50,781          97,387
                                                                                      --------           --------        --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS,
      carried forward                                                                   53,804            (66,171)        (57,651)


                                                                            ----
See notes to financial statements.                                             6

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands) (continued)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
================================================================================

                                                          1998                  1997                   1996
                                                          ----                  ----                   ----
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS,
      brought forward                                   $ 53,804             $ (66,171)             $ (57,651)

CASH AND CASH EQUIVALENTS:
      Beginning of year                                    9,980                76,151                133,802
                                                        --------             ---------              ---------

      End of year                                       $ 63,784             $   9,980              $  76,151
                                                        ========             =========              =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Cash paid during year for:
            Income taxes                                $ 41,250             $ 122,787              $  83,538
            Interest paid                                    945                     0                  1,777

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
            AND FINANCING ACTIVITIES:
      Dividend in-kind to stockholder                          0                     0                374,916



                                                                            ----
See notes to financial statements.                                             7

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998, 1997, and 1996
===============================================================================

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  THE COMPANY: The accompanying financial statements include the accounts of Farmers New World Life Insurance Company ("the Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI") whose ultimate parent is Zurich Financial Services Group. FGI, a management services insurance holding company, is attorney in fact for three inter-insurance exchanges and their subsidiaries ("the Exchanges") and owns a reinsurance company Farmers Re.

  In December 1988, BATUS Inc. ("BATUS"), a subsidiary of B.A.T Industries p.l.c. ("B.A.T"), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

  At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's "Value of Business Acquired" ("VOBA"), which represented an actuarial determination of the expected profits from the business in force at the date of B.A.T's acquisition of FGI. The amount so assigned is being amortized over its actuarially determined useful life with the unamortized amount included in "Value of Business Acquired" in the accompanying balance sheets.

  On December 22, 1997, a definitive agreement was reached to merge B.A.T's Financial Services Businesses, which included FGI and its subsidiaries, with Zurich Insurance Company ("Zurich"). In June 1998, the merger was approved by the shareholders of B.A.T and Zurich. In September 1998, this merger was completed and the businesses of Zurich and B.A.T's Financial Services Businesses were transferred to Zurich Financial Services ("ZFS"), a new Swiss company with headquarters in Zurich. This merger was accounted for by ZFS as a pooling of interests and, therefore, no purchase accounting adjustments were made to FGI's assets and liabilities.

  NATURE OF OPERATIONS: The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities and equity indexed annuities.

  FGI, its subsidiaries including the Company and the Exchanges operate using common trade names and logos, including Farmers Insurance Group of Companies(R), Farmers Insurance Group(R) and Farmers(R), and distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 1998, this network consisted of 14,743 direct writing agents and 499 district managers, each of whom is an independent contractor. The size, efficiency and scope of this agency force have made it a major factor in FGI, the Exchanges and the Company's growth. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. To the extent that such insurers decline such business or do not underwrite it, the agents may offer business to other insurers.


                                                                            ----
                                                                              8

The Company is currently licensed in 37 states, primarily in the western, midwestern, and southwestern regions of the United States.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION: Premiums for traditional life and accident and health insurance products are recognized as revenues when due from policyholders. Policy withdrawal, maintenance, and other charges are recognized as income when earned.

Revenues associated with universal life products consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for deferred annuity products consist of surrender charges, investment income on assets allocated to support policyholder account balances on deposit and administrative charges for equity-indexed annuities. Consideration received for interest-sensitive insurance and annuity products is recorded as a liability when received.

INVESTMENTS: The Company has classified all investments in fixed maturities and equity securities as available-for-sale and reports them on the balance sheet at fair value with unrealized gains and losses, net of tax, excluded from earnings and reported as a component of stockholder's equity in accordance with the application of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". As of December 31, 1998 and 1997, there were no securities designated as held-to-maturity or trading.

Realized gains (losses) on sales, redemptions and write-downs of investments are determined based on the net book value of individual investments.

Investment real estate consists of properties purchased for investment and properties acquired through foreclosure, and is carried at the lower of cost less accumulated depreciation of $12,995,000 in 1998 and $12,862,000 in 1997, or market. Depreciation is provided on a straight-line basis over 45 years, the estimated life of the properties.

The Company follows the provisions of SFAS No. 118 (amending SFAS No. 114), "Accounting by Creditors for Impairment of a Loan", which requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized in the periods presented.

DEFERRED POLICY ACQUISITION COSTS: The costs of acquiring new traditional life business, principally first year commissions and other expenses for policy underwriting and issuance (which are primarily related to and vary with the production of new business), are deferred and amortized proportionately over the estimated period during which the related premiums will be recognized as income, based on the same assumptions that are used for computing the liabilities for future policy benefits.


                                                                            ----
                                                                               9

Policy acquisition costs for universal life and deferred annuity products are deferred and amortized in relation to the present value of expected gross profits on the policies. Deferred Policy Acquisition Costs ("DAC") include amounts associated with the unrealized gains and losses recorded as a component of stockholder's equity. Accordingly, DAC is increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within stockholder's equity also reflect this impact.

VALUE OF BUSINESS ACQUIRED: The present value of the business acquired in the 1998 merger with B.A.T is being amortized as the life insurance business in-force at the time of the merger declines.

PROPERTY AND EQUIPMENT: Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of ten to 45 years for buildings and improvements and five years for furniture and equipment.

LONG-LIVED ASSETS: In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

POLICY LIABILITIES AND ACCRUALS: Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 9.00% depending upon the year of issue. Mortality is calculated principally on select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

Liabilities for future policy benefits on universal life and deferred annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges.

Unpaid policy claims include claims in course of settlement and a provision for claims incurred but not reported, based on past experience.

LIFE SALES MANAGEMENT SERVICES: Fees charged to the Company by FGI for sales and marketing services were $21,187,000 in 1998, $20,862,000 in 1997, and
$20,885,000 in 1996, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of $1,336,000, $1,590,000, and $1,512,000, in 1998, 1997, and 1996, respectively.

STATEMENT OF CASH FLOWS: For purposes of reporting cash flows, the Company considers short-term investments purchased with an initial maturity of three months or less to be cash equivalents.

ACCOUNTING PRONOUNCEMENTS: In March 1998, The American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". This SOP, effective for financial statements issued for periods beginning after December 15, 1998, applies to all nongovernmental entities and establishes the rules for capitalizing or expensing internally developed software.


                                                                            ----
                                                                              10

       In 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". This Statement, effective for fiscal periods beginning after December 15, 1997 established standards for reporting and displaying comprehensive income and its components. This Statement mandated that all items that are required to be recognized under accounting standards, as components of comprehensive income be reported in a financial statement with the same prominence as other financial statements. As a result of adopting this Statement, the components of comprehensive income are now stated in the statements of comprehensive income.

       In 1998, the FASB released SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement, effective for financial statements of public and nonpublic entities issued for fiscal year beginning after June 15, 1999 and deferred until June 15, 2000 by SFAS No. 137, "Deferral of Effective Date of FASB Statement No. 133", establishes accounting and reporting standards for derivative instruments (including certain derivative instruments embedded in other contracts) and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at market value. The Company does not expect the adoption of this Statement to have a material impact on its financial statements.

NOTE 2: INVESTMENTS

       INVESTMENT INCOME: The sources of investment income for the years ended December 31 are (in thousands):

                                                    1998                 1997                  1996
                                                    ----                 ----                  ----
          Bonds                                  $257,422              $236,405              $212,944
          Common and preferred stocks               8,123                11,747                20,874
          Other                                    41,883                40,370                33,990
                                                 --------              --------              --------

          Gross investment income                 307,428               288,522               267,808

          Less investment expenses                 13,658                12,762                 9,956
                                                 --------              --------              --------

          Net investment income                  $293,770              $275,760              $257,852
                                                 ========              ========              ========

The Company's investment expenses included approximately $1,143,000, $2,063,000 and $1,931,000 in 1998, 1997, and 1996, respectively, that were paid to its parent company, FGI.

In June 1998, the Company's investment management was transferred to Scudder Kemper Investments ("SKI"), an indirect subsidiary of Zurich Financial Services. In 1998, approximately $704,000 of the Company's investment expenses were paid to SKI.


                                                                            ----
                                                                              11

REALIZED GAINS (LOSSES): Realized investment gains (losses) for the years ended December 31 are (in thousands):

                                                          1998                1997                 1996
                                                          ----                ----                 ----
             Bonds                                     $(15,126)            $ 8,613              $  (660)
             Redeemable preferred stocks                     25               1,304                1,674
             Non-redeemable preferred stocks                  0                  71               (3,063)
             Common stocks                                  117                  61               32,373
             Investment real estate                       1,393                   3                1,008
             Other                                          118                  11               (1,150)
                                                       --------             -------              -------

                                                       $(13,473)            $10,063              $30,182
                                                       ========             =======              =======

Properties acquired through foreclosure were $25,677,000 and $28,050,000 at December 31, 1998 and 1997. During 1998, the Company recorded $768,000 in realized gains and $587,000 in realized losses on the sale of real estate acquired through foreclosure. During 1997, the Company recorded no gain or loss on the sale of real estate acquired through foreclosure. In 1996, the Company recorded a loss of $179,000 and a gain of $1,000,000 on the sale of real estate acquired through foreclosure. The Company maintained an allowance for losses of $3,263,000 and $4,295,000 at December 31, 1998 and 1997, respectively.

UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES: Gross unrealized gains (losses), pertaining to non-redeemable preferred stocks and common stocks stated at fair value as of December 31 are (in thousands):

                                                             Gains             Losses                  Net
              1998:
                   Non-redeemable preferred stocks        $        165        $        (48)      $       117
                   Common stocks                                     0                 (38)              (38)
                                                           -----------         -----------        ----------
                                                          $        165        $        (86)               79
                                                           ===========         ===========
                   Less deferred federal income taxes                                                    (28)
                                                                                                  ----------
                                                                                                 $        51
                                                                                                  ==========
              1997:
                   Non-redeemable preferred stocks        $        111        $        (37)      $        74
                   Common stocks                                   120                   0               120
                                                           -----------         -----------        ----------
                                                          $        231        $        (37)              194
                                                           ===========         ===========
                  Less deferred federal income taxes                                                     (68)
                                                                                                  ----------
                                                                                                 $       126
                                                                                                  ==========



                                                                            ----
                                                                              12

UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES: Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair values of fixed maturities as of December 31 are as follows (in thousands):

                                                                                      Gross               Gross           Estimated
                                                             Amortized             unrealized           unrealized          fair
                                                               cost                   gains               losses            value
                                                               ----                   -----               ------            -----
1998:
       Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  Government corporations
                  and agencies                            $    408,742           $    42,515        $      (124)      $    451,133
            Obligations of states and
                  political subdivisions                       334,242                25,784                 (5)           360,021
            Debt securities issued by foreign
                  governments                                   88,672                 2,410            (15,032)            76,050
       Corporate securities                                    914,465                58,161             (5,938)           966,688
       Mortgage-backed securities                            1,764,725                65,546             (9,940)         1,820,331
                                                          ------------           -----------        ------------      ------------
                                                             3,510,846               194,416            (31,039)         3,674,223
       Redeemable preferred stock                               82,090                 4,747               (175)            86,662
                                                          ------------           -----------        ------------      ------------
                                                          $  3,592,936           $   199,163        $   (31,214)      $  3,760,885
                                                          ============           ===========        ============      ============
1997:
       Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  Government corporations
                  and agencies                            $    393,538           $    24,174        $      (104)      $    417,608
            Obligations of states and
                  political subdivisions                       270,502                13,346                (58)           283,790
            Debt securities issued by foreign
                  governments                                  136,127                15,686             (5,113)           146,700
      Corporate securities                                     842,838                48,429             (1,578)           889,689
      Mortgage-backed securities                             1,655,640                56,282             (5,376)         1,706,546
                                                          ------------           -----------        ------------      ------------
                                                             3,298,645               157,917            (12,229)         3,444,333
      Redeemable preferred stock                               109,781                 3,589             (2,555)           110,815
                                                          ------------           -----------        ------------      ------------
                                                          $  3,408,426           $   161,506        $   (14,784)      $  3,555,148
                                                          ============           ===========        ============      ============


                                                                            ----
                                                                              13

MATURITIES OF FIXED MATURITIES: The amortized cost and estimated fair value of fixed maturities classified as available-for-sale by contractual maturity at December 31 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                          Estimated
                                                                                   Amortized                fair
                                                                                      cost                  value
                                                                                      ----                  -----
       1998:
            Fixed maturities available-for-sale:
              Due in one year or less                                             $   23,445            $   23,813
              Due after one year through five years                                  502,229               516,838
              Due after five years through ten years                                 540,794               569,572
              Due after ten years                                                    679,653               743,669
                                                                                  ----------            ----------
                                                                                   1,746,121             1,853,892
            Mortgage-backed securities                                             1,764,725             1,820,331
            Preferred stock with characteristics of debt securities                   82,090                86,662
                                                                                  ----------            ----------
                                                                                  $3,592,936            $3,760,885
                                                                                  ==========            ==========

In determining estimated fair value, management obtains quotations from independent sources who make markets in similar securities, generally broker/dealers. Unless representative trades of securities actually occurred at December 31, 1998, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issue, and other market data.

SALE AND IMPAIRMENT OF DEBT SECURITIES: The gross gains (losses) and proceeds from sales and writedowns of debt securities are as follows (in thousands):

                             Gross                 Gross                                          Write-
                             gains                losses               Proceeds                   downs
                             -----                ------               --------                   -----
           1998            $11,742               $  (468)              $458,247               $ (26,356)

           1997             12,111                (2,194)               446,202                       0

           1996             10,891                (7,377)               376,989                  (2,500)


                                                                            ----
                                                                              14

NOTE 3: FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments disclosed have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts. The carrying value and estimated fair value of assets and liabilities as of December 31 are as follows (in thousands):

                                                                                                              Estimated
                                                                                       Carrying                  fair
                                                                                        value                   value
                                                                                        -----                   -----
       1998:
            Assets:
                  Cash and cash equivalents                                        $    63,784             $    63,784
                  Fixed maturities available-for-sale                                3,760,885               3,760,885
                  Non-redeemable preferred stock available-for-sale                      1,270                   1,270
                  Common stock available-for-sale                                            3                       3
                  Mortgage loans                                                        52,879                  67,615
                  Surplus note of the Exchanges                                        119,000                 119,000
                  Policy loans                                                         185,211                 192,620
                  Joint ventures                                                         8,456                   6,668
                  S&P call options                                                      14,817                  14,817

            Liabilities:
                  Future Policy Benefits-deferred annuities                          1,492,032               1,433,494

       1997:
            Assets:
                  Cash and cash equivalents                                        $     9,980             $     9,980
                  Fixed maturities available-for-sale                                3,555,148               3,555,148
                  Non-redeemable preferred stock available-for-sale                      1,227                   1,227
                  Common stock available-for-sale                                          120                     120
                  Mortgage loans                                                        89,903                 105,235
                  Policy loans                                                         165,894                 172,115
                  Joint ventures                                                        11,566                  10,037
                  S&P call options                                                       3,299                   3,299

              Liabilities:
                   Future Policy Benefits-deferred annuities                         1,473,578               1,403,455

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 1998 and 1997:

       CASH AND CASH EQUIVALENTS: The carrying amounts of these items are a reasonable estimate of their fair value.

       FIXED MATURITIES, REDEEMABLE AND NON-REDEEMABLE PREFERRED STOCK, AND COMMON STOCK: The estimated fair values of bonds, redeemable and non-redeemable preferred stock and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.


                                                                            ----
                                                                              15

       MORTGAGE LOANS: The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

       POLICY LOANS: The estimated fair value of policy loans is determined by discounting future cash flows using the current rates at which similar loans would be made.

       SURPLUS NOTE OF THE EXCHANGES: The carrying amount of this item is a reasonable estimate of its fair market value.

       JOINT VENTURES: The estimated fair value of the joint ventures is based on quoted market prices, current appraisals, and independent pricing services.

       S&P 500 CALL OPTIONS: S&P 500 call options are purchased as hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility per the methodology of the Black-Scholes Option Pricing Formula.

       FUTURE POLICY BENEFITS-DEFERRED ANNUITIES: The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

NOTE 4: SURPLUS NOTE

In September 1998, the Company purchased a $119,000,000 surplus note of the Exchanges which bears interest at 6.10% annually and is payable in full no later than October 2001. Conditions governing repayment of the amount are outlined in the surplus note. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level, and then, only after approval is granted by the issuer's governing Board and the appropriate Department of Insurance.

The Company recognized interest income of $2,279,000 on this note during 1998.

NOTE 5: VALUE OF BUSINESS ACQUIRED

The changes in VOBA were as follows (in thousands):

                                                           1998                    1997                1996
                                                           ----                    ----                ----
Balance, beginning of year                              $ 359,146               $ 383,951            $408,362
Amortization related to operations                        (53,598)                (56,371)            (57,156)
Interest accrued                                           29,701                  35,066              36,745
Amortization related to net unrealized losses                (807)                 (3,500)             (4,000)
                                                        ---------               ---------            --------
Balance, end of year                                    $ 334,442               $ 359,146            $383,951
                                                        =========               =========            ========

Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 1998 balance as follows: approximately 3.5% in 1999, 3.7% in 2000, 3.9% in 2001, 4.2% in 2002 and 4.3% in 2003. The
discount rate used to determine the amortization rate of the VOBA ranged from 12.5% to 7.5%.



                                                                            ----

NOTE 6: SECURITY LENDING ARRANGEMENT

The Company has entered into a security lending agreement with a financial institution. The agreement authorizes the institution to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of international securities subject to the loan.

The securities are marked-to-market on a daily basis and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income assets with a maturity of less than one year. Income earned from the security lending arrangement is shared 40% and 60% between the institution and the Company, respectively. Income earned by the Company was $899,000, $816,000 and $383,000 in 1998, 1997, and 1996, respectively. As of December 31,
1998 and 1997, the Company recorded $461,801,000 and $544,580,000, respectively, of collateral in other assets and in accrued expenses and other liabilities.

NOTE 7: LIABILITY FOR POLICY CLAIMS

Activity in the liability for policy claims is summarized as follows (in thousands):

                                                              1998                  1997
                                                              ----                  ----
      Balance, January 1                                   $ 22,156               $ 24,487
           Less reinsurance recoverables                        270                    141
                                                           --------               --------

      Net balance, January 1                                 21,886                 24,346
                                                           --------               --------

      Incurred related to:
           Current year                                     121,015                106,659
           Prior years                                       12,968                  5,698
                                                           --------               --------

      Total incurred                                        133,983                112,357

       Paid related to:
            Current year                                    105,251                 85,899
            Prior years                                      24,457                 28,919
                                                           --------               --------

      Total paid                                            129,708                114,818
                                                           --------               --------

      Net balance, December 31                               26,161                 21,885
            Plus reinsurance recoverables                        16                    271
                                                           --------               --------

      Balance, December 31                                 $ 26,177               $ 22,156
                                                           ========               ========

The liability for policy claims at December 31, 1998 and 1997, was increased by $12,968,000 and $5,698,000, respectively, due to higher than anticipated severity of previously reported claims. The liability for policy claims is primarily comprised of pending claims known to the Company at the end of the year as well as estimates for incurred claims not yet reported to the Company. Because estimates are utilized in the statement process, incurred expenses exist in the current year that relate to insured events from the prior year. The Company monitors these levels to ensure that current liabilities adequately reflect proper levels for both current and prior periods.



                                                                            ----
                                                                              17

NOTE 8: INCOME TAXES

The Company uses the asset and liability method of accounting for income taxes under FASB Statement No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

The components of the provision for income taxes are as follows (in thousands):

                                             1998                 1997              1996
                                             ----                 ----              ----
       Current:
             Federal                       $69,601             $79,185             $82,556
             State                           1,089               1,704                   0
                                           -------             -------             -------

                                            70,690              80,889              82,556
       Deferred:
             Federal                           496              (7,027)            (11,417)
                                           -------             -------             -------

       Total                               $71,186             $73,862             $71,139
                                           =======             =======             =======

The table below reconciles the provision for income taxes computed at the U.S. statutory income tax rate of 35% to the Company's provision for income taxes (in thousands):

                                                  1998                1997               1996
                                                  ----                ----               ----
      Expected tax expense                      $70,626             $73,938             $74,697
      Tax-exempt investment income               (1,705)             (2,233)             (3,356)
      State taxes                                 1,089               1,704                   0
      Other, net                                  1,176                 453                (202)
                                                -------             -------             -------

      Reported income tax expense               $71,186             $73,862             $71,139
                                                =======             =======             =======

The tax effects of temporary differences that give rise to significant portions of the net deferred tax liabilities as of December 31, 1998 and 1997, are presented in the following table (in thousands):

                                                             1998                      1997
                                                             ----                      ----
      Deferred policy acquisition costs                  $ 251,626                 $ 243,270
      Future policy benefits                              (135,215)                 (145,733)
      Investments                                          (10,842)                   (5,323)
      Valuation of investments in securities                41,518                    43,320
      Depreciable assets                                     5,520                     6,425
      Other                                                  8,577                    11,047
                                                         ---------                 ---------

      Net deferred tax liabilities                       $ 161,184                 $ 153,006
                                                         =========                 =========

There was no valuation allowance recognized for deferred tax assets in 1998 or 1997.


                                                                            ----
                                                                              18

NOTE 9: COMMITMENTS AND CONTINGENCIES

The Company is a party to lawsuits arising from its normal business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct which should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position or results of operations.

NOTE 10: REGULATORY MATTERS

The Company, domiciled in Washington state, prepares its statutory financial statements in accordance with accounting practices prescribed by the State of Washington Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules.

Statutory stockholders' equity was $888,644,000 and $787,637,000 as of December 31, 1998 and 1997, respectively. Statutory net income for the year ended December 31, 1998, 1997, and 1996, was $98,796,000, $122,863,000, and
$160,957,000, respectively.

Statutory unassigned surplus of $878,845,000 and $777,838,000 included in retained earnings at December 31, 1998 and 1997, respectively, is the amount held for the benefit of the stockholder. The entire amount in 1998 and 1997 is designated as stockholders' surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The maximum amount of dividends that can be paid to stockholders by state of Washington insurance companies without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus. The maximum dividend payout which could be made without prior approval is $98,796,000 in 1999 and $122,863,000 in 1998.

Dividends are determined by the Board of Directors. In 1996, upon approval of the State of Washington Department of Insurance, the Company paid a $374,916,000 in-kind dividend to its parent company, FGI.

As of December 31, 1998 and 1997, the Company's statutory surplus exceeded the NAIC risk-based capital requirements.

NOTE 11: REINSURANCE

The Company has ceded business under both yearly renewable term contracts and coinsurance contracts. The policy benefit liabilities and unpaid claim amounts attributable to such business are stated as other receivables on the balance sheets. The carrying value of reinsurance receivables included in other receivables totalled approximately $8,500,000 and $8,600,000 at December 31, 1998 and 1997, respectively. None of the reinsurance receivables were with reinsurers that resulted in any concentration of material credit risk.



                                                                            ----
                                                                              19

Effective September 5, 1997, the Company raised the retention limit for automatic reinsurance ceded. The primary change was to increase the maximum retention on new issues from $800,000 per life to $2,000,000 per life for the Farmers Flexible Universal Life policy and from $800,000 per life to $1,500,000 per life for all Traditional policies except Farmers Yearly Renewable Term. The maximum retention on new issues remains at $800,000 per life for Farmers Yearly Renewable Term. The excess risk is reinsured with an outside reinsurer and is not material. Increases in policy benefit liabilities and claims expense are stated net of increases in future policy benefit liabilities and claims expenses applicable to reinsurance ceded. Death and other benefits expense is reduced by $4,074,000, $2,047,000 and $707,000 in 1998, 1997, and 1996,
respectively, of reinsurance recoveries. The Company is contingently liable with respect to reinsurance ceded in the event that a reinsurer is unable to meet its obligations under existing reinsurance agreements.

The effect of reinsurance on premiums and amounts earned for the years ended December 31 is as follows (in thousands):

                                                  1998                  1997                  1996
                                                  ----                  ----                  ----
      Direct premiums                           $168,017              $144,938              $128,303
      Reinsurance assumed                          8,798                10,297                11,834
      Reinsurance ceded                           (3,586)               (4,101)               (3,995)
                                                --------              --------              --------

      Net premiums earned                       $173,229              $151,134              $136,142
                                                ========              ========              ========

Premiums assumed from unaffiliated companies approximated $8,798,000, $10,297,000, and $8,028,000 in 1998, 1997, and 1996, respectively, which represents 5.1%, 6.8%, and 5.8% of the net premiums earned in 1998, 1997, and 1996, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $7,998,000, $8,240,000, and $8,140,000 in 1998,
1997, and 1996, respectively.

NOTE 12: EMPLOYEES' RETIREMENT PLANS

The Company participates in FGI's two noncontributory defined benefit pension plans (the Regular Plan and the Restoration Plan). The Regular Plan covers substantially all employees of FGI, its subsidiaries and the Exchanges who have reached age 21 and have rendered one year of service. Benefits are based on years of service and the employee's compensation during the last five years of employment. The Restoration Plan provides supplemental retirement benefits for certain key employees of FGI, its subsidiaries, and the Exchanges.

FGI's policy is to fund the amount determined under the aggregate cost method, provided it does not exceed funding limitations. There has been no change in funding policy from prior years.

Assets of the Regular Plan are held by an independent trustee. Assets held are primarily in fixed maturity and equity investments. The principal liability is for annuity benefit payments of current and future retirees. Assets of the Restoration Plan are considered corporate assets of FGI and are held in a grantor trust.



                                                                            ----
                                                                              20

Information regarding the Regular Plan's and the Restoration Plan's funded status is not developed separately for FGI, its subsidiaries including the Company and the Exchanges. The funded status of both plans as of December 1, 1998 and 1997 (the latest date for which information is available) is as follows (in thousands):

                                                                                1998                    1997
                                                                                ----                    ----
       Change in benefit obligation:
            Net benefit obligation at beginning of the year                   $ 747,069              $ 695,346
            Service cost                                                         26,423                 26,229
            Interest cost                                                        54,998                 51,890
            Plan amendments                                                           0                  7,722
            Actuarial (gains)/losses                                             54,218                 (5,213)
            Benefits paid                                                       (29,534)               (28,905)
                                                                              ---------              ---------
                                                                              $ 853,174              $ 747,069
                                                                              =========              =========

       Change in plan assets:
            Fair value of plan assets at beginning of the year                $ 817,552              $ 744,340
            Actual return on plan assets                                        135,313                101,303
            Benefits paid                                                       (28,564)               (28,091)
                                                                              ---------              ---------
            Fair value of plan assets at end of the year                      $ 924,301              $ 817,552
                                                                              =========              =========

            Funded status at end of the year                                  $  71,127              $  70,483
            Unrecognized net actuarial gain                                    (140,910)              (136,691)
            Unrecognized prior service cost                                      31,255                 34,555
            Unrecognized net transition asset                                   (26,186)               (30,862)
                                                                              ---------              ---------
            Net amount recognized at end of the year                          $ (64,714)             $ (62,515)
                                                                              =========              =========

Upon B.A.T's purchase of FGI and its subsidiaries in 1998, FGI allocated part of the purchase price to its portion of the Regular Plan assets in excess of the projected benefit obligation at the date of acquisition. The asset is being amortized for the difference between FGI's net pension cost and amounts contributed to the Plan. The unamortized balance as of December 31, 1998 and 1997 was $20,622,000 and $24,304,000, respectively.

Components of net periodic pension expense for FGI and its subsidiaries are as follows (in thousands):

                                                                    1998                  1997                  1996
                                                                    ----                  ----                  ----
       Service costs                                             $ 13,240              $ 14,238              $ 15,275
       Interest costs                                              27,810                28,362                27,409
       Return on plan assets                                      (35,817)              (35,116)              (35,671)
       Amortization of:
         Transition obligation                                      1,365                 1,229                 1,264
         Prior service cost                                         1,986                 2,298                 1,359
         Actuarial gain                                            (2,447)               (1,248)                 (624)
                                                                 --------              --------              --------
       Net periodic pension expense                              $  6,137              $  9,763              $  9,012
                                                                 ========              ========              ========

The Company's share of pension expense was $452,000, $510,000, and $565,000 in 1998, 1997, and 1996, respectively.



                                                                            ----
                                                                              21

FGI uses the projected unit credit cost actuarial method for attribution of expense for financial reporting purposes. The interest cost and the actuarial present value of benefit obligations were computed using a weighted average interest rate of 6.75% in 1998 and 7.25% in 1997 and 1996, while the expected return on plan assets was computed using a weighted average interest rate of 9.25% in 1998 and 9.00% in 1997 and 1996. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.50% in 1998 and 5.00% in 1997 and 1996.

FGI and its subsidiaries' postretirement benefits plan is a contributory defined benefit plan for employees who were retired or who were eligible for early retirement on January 1, 1995, and is a contributory defined dollar plan for all other employees retiring after January 1, 1995. Health benefits are provided for all employees who participated in the Company's group medical benefits plan for 15 years prior to retirement at age 55 or later. A life insurance benefit of $5,000 is provided at no cost to retirees who maintained group life insurance coverage for 15 years prior to retirement at age 55 or later.

There are no assets separated and allocated to this plan.

The funded status of the entire plan, which includes FGI, its subsidiaries and the Exchanges, at December 1, 1998 and 1997 (the latest date for which information is available) was as follows (in thousands):

                                                                                        1998                  1997
                                                                                        ----                  ----
      Change in benefit obligation:
            Net benefit obligation at beginning of the year                        $   70,758            $   75,142
            Service cost                                                                1,280                 1,395
            Interest cost                                                               5,080                 5,402
            Plan participations' contributions                                          1,297                 1,216
            Actuarial (gain)/loss                                                       6,936                (8,205)
            Benefits paid                                                              (4,984)               (4,192)
                                                                                   ----------            ----------
                                                                                   $   80,367            $   70,758
                                                                                   ==========            ==========

      Fair value of plan assets at end of year                                     $        0            $        0
                                                                                   ==========            ==========

      Funded status at end of the year                                             $  (80,367)           $  (70,758)
      Unrecognized net actuarial (gain)                                                (8,193)              (15,976)
      Unrecognized net transition obligation                                           18,354                19,665
                                                                                   ----------            ----------
      Accrued postretirement benefit cost                                          $  (70,206)           $  (67,069)
                                                                                   ==========            ==========

FGI and its subsidiaries' share of the accrued postretirement benefit cost was approximately $53,206,000 in 1998 and $51,930,000 in 1997. The unrecognized net transition obligation of $18,354,000 in 1998 and $19,665,000 in 1997 represents the remaining transition obligation of the Exchanges.

Components of postretirement benefits expense for FGI and its subsidiaries are as follows (in thousands):

                                                                              1998             1997               1996
                                                                              ----             ----               ----
      Service costs                                                       $     636           $   753           $ 1,016
      Interest costs                                                          2,527             2,918             3,018
      Amortization of actuarial (gain)/loss                                    (435)              (13)                0
                                                                          ---------           -------           -------
      Net periodic expense                                                $   2,728           $ 3,658           $ 4,034
                                                                          =========           =======           =======


                                                                      ----
                                                                        22

The Company's share of this amount was approximately $205,000, $253,000, and $264,000 in 1998, 1997, and 1996, respectively.

The weighted average interest rate used in the above benefit computations was 6.75% in 1998 and 7.25% in 1997 and 1996. Beginning in 1996, the initial medical inflation rate was 7.5% to be graded over a three-year period to 6.0% and level thereafter, and contribution levels from retirees were the same as applicable medical cost increases where defined benefits exist. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the accumulated benefit obligation was 4.50% in 1998 and 5.00% in 1997 and 1996.

A 1.0% increase or decrease in the medical inflation rate assumption would have resulted in the following (in thousands):

                                                                                     1%              1%
                                                                                  increase        decrease
                                                                                  --------        --------
      Effect on 1998 service and interest components of net periodic cost         $     64        $  (59)
      Effect on accumulated postretirement benefit obligation
        at December 31, 1998                                                            772          (710)

NOTE 13: EMPLOYEES' PROFIT SHARING PLANS

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan (consisting of Cash and Quest for Gold in 1998 and Cash and Cash Plus in 1997 and 1996) and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 16.25% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employee, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the Plan. The Cash Profit Sharing Plan and Quest for Gold Program provide for annual cash distributions to eligible employees. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employee salaries or wages paid or accrued. The Quest for Gold Program is limited to 1.25% of pretax earnings, as adjusted, or 6% of eligible employee salaries or wages paid or accrued. The Cash Plus Plan was limited to 1.25% of pretax earnings, as adjusted.

The Company's share of expense under these plans was $4,069,000, $3,850,000 and $3,918,000 in 1998, 1997, and 1996, respectively.

NOTE 14: EQUITY-INDEXED ANNUITIES

During 1997, the Company began selling an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuity participant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), subject to a guaranteed annual minimum return. In order to hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as a hedge. As of December 31, 1998 and 1997, the Company had call options with contract values of $40,229,000 and $13,180,000 respectively, and carrying values of $14,817,000 and $3,299,000, respectively.


                                                                            ----
                                                                              23

Hedge accounting is used to account for the call options as the Company believes that the options reduce the risk associated with increases in the account value of the annuities that result from increases in the S&P 500 Index. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets (S&P 500 call options) are matched to the potential liability (annuity contracts) to ensure the hedge has remained effective. The annuities were written based on a seven year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e., payment of interest to the policyholder at the end of the investment term and maturity of the call option) for each annuity is generally expected to occur in seven years or less. For the years ended December 31, 1998 and 1997, the amount of unrealized hedging gains (losses) deferred was $3,511,000 and $(151,000), respectively.

The call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on call options are amortized to net investment income over the term of the contracts. There were no early terminations by annuity participants that led to maturities or sales of the S&P 500 call options during 1998 or 1997.

The cash requirement of the call options consists of the initial premium paid to purchase the call options. Should a liability exist to the annuity participant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participation rate. The call options are generally expected to be held for a seven-year term, but can be terminated at any time.

There are certain risks associated with the call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

NOTE 15: PARTICIPATING POLICIES

Participating business, which consists of group business, comprised approximately 8.6% of total insurance in-force as of December 31, 1998 and 8.8% of its total insurance in-force as of December 31, 1997. In addition, participating business represented 2.1% and 2.2% of premium income for the years ended December 31, 1998 and December 31, 1997 and 2.2% of premium income for the year ended December 31, 1996.

The amount of dividends paid on participating business is determined by the Farmers Life Board of Directors and is paid annually on the policyholder's anniversary date. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

NOTE 16: OPERATING SEGMENTS

The Company concentrates its activities in the individual life insurance and annuity markets. These activities are managed separately as each offers a unique set of product services. As a result, the Company is comprised of the following two reportable operating segments as defined in SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information": the life insurance segment and the annuity segment.



                                                                            ----
                                                                              24

The life insurance segment provides individual life insurance products, including universal life, term life, and whole life. The annuity segment provides flexible and single premium deferred annuities, single premium immediate annuities, and equity-indexed annuity products.

The basis of accounting used by the Company's management in evaluating segment performance and determining how resources should be allocated is referred to as the Company's GAAP historical basis, which excludes the effects of the purchase accounting ("PGAAP") adjustments related to the acquisition of FGI and the Company by B.A.T in December 1988 (See Note 1).

The Company accounts for intersegment transactions as if they were to third parties and, as such, records the transactions at current market prices. There were no intersegment revenues among the Company's two reportable operating segments for the years 1998, 1997, and 1996.

The Company operates in 37 states, primarily in the western, midwestern, and southwestern regions of the United States and does not earn revenues or hold assets in any foreign countries.

Information regarding the Company's reportable operating segments follows (in thousands):

                                                               Year ended December 31, 1998
                           -----------------------------------------------------------------------------------------
                                       GAAP Historical Basis                       PGAAP Adjustments                     Total
                           -----------------------------------------------------------------------------------------     PGAAP
                                Life       Annuities        Total              Life     Annuities      Total             Basis
                                ----       ---------        -----              ----     ---------      -----             -----
Revenues                   $  544,390      $ 116,029      $ 660,419  (a)    $     171   $     36    $      207        $ 660,626
Investment income             190,197        117,024        307,221               128         79           207          307,428
Investment expenses            (8,457)        (5,201)       (13,658)                0          0             0          (13,658)
Net realized losses           (13,473)             0        (13,473)                0          0             0          (13,473)
Income before
    provision for taxes       173,576         26,033        199,609             1,895        284         2,179          201,788
Provision for income
    taxes                      61,803          9,269         71,072                99         15           114           71,186
Assets                      3,593,311      1,844,266      5,437,577           118,310     60,454       178,764  (b)   5,616,341
Capital expenditures              572              0            572                 0          0             0              572
Depreciation &
    amortization               88,146          8,572         96,718  (c)       (1,129)      (151)       (1,280) (d)      95,438

(a) Revenues for the insurance operating segments include net investment income and net realized gains(losses).
(b) Amount includes PGAAP adjustments related to the DAC ($168.3 million decrease) and VOBA ($334.4 million increase) assets.
(c) Amount includes the historical basis amortization associated with the DAC asset.
(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($26.2 million decrease) and VOBA ($23.9 million increase) assets.


                                                                            ----
                                                                              25

                                                               Year ended December 31, 1997
                           -----------------------------------------------------------------------------------------
                                       GAAP Historical Basis                       PGAAP Adjustments                      Total
                           -----------------------------------------------------------------------------------------      PGAAP
                                Life       Annuities        Total              Life      Annuities      Total             Basis
                                ----       ---------        -----              ----      ---------      -----             -----
Revenues                   $   522,983     $  114,899    $  637,882  (a)   $     588    $    128    $     716         $  638,598
Investment income              171,979        115,827       287,806              428         288          716            288,522
Investment expenses             (7,626)        (5,136)      (12,762)               0           0            0            (12,762)
Net realized gains              10,063              0        10,063                0           0            0             10,063
Income before
    provision for taxes        190,418         24,677       215,095           (3,050)       (396)      (3,446)           211,649
Provision for income
    taxes                       67,022          8,685        75,707           (1,633)       (212)      (1,845)            73,862
Assets                       3,311,007      1,870,445     5,181,452          116,805      60,454      177,259   (b)    5,358,711
Capital expenditures             1,696              0         1,696                0           0            0              1,696
Depreciation &
    amortization                82,849          7,210        90,059  (c)       4,025         538    $   4,563   (d)       94,622

(a) Revenues for the insurance operating segments include net investment income and net realized gains(losses).
(b) Amount includes PGAAP adjustments related to the DAC ($195.2 million decrease) and VOBA ($359.1 million increase) assets.
(c) Amount includes the historical basis amortization associated with the DAC asset.
(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($18.5 million decrease) and VOBA ($21.3 million increase) assets.



                                                               Year ended December 31, 1996
                           ---------------------------------------------------------------------------------
                                       GAAP Historical Basis                       PGAAP Adjustments                Total
                           ---------------------------------------------------------------------------------        PGAAP
                                Life       Annuities        Total          Life      Annuities    Total             Basis
                                ----       ---------        -----          ----      ---------    -----             -----

Revenues                   $ 502,941       $ 110,344      $ 613,285  (a)   $      8    $     2    $     10       $  613,295
Investment income            157,138         110,660        267,798               6          4          10          267,808
Investment expenses           (5,842)         (4,114)        (9,956)              0          0           0           (9,956)
Net realized gains            30,182               0         30,182               0          0           0           30,182
Income before
    provision for taxes      194,416          22,554        216,970          (3,266)      (283)     (3,549)         213,421
Provision for income
    taxes                     78,246           9,077         87,323         (14,893)    (1,291)    (16,184)          71,139
Assets                     3,356,559       1,898,740      5,255,299         118,557     61,348     179,905  (b)   5,435,204
Capital expenditures             132               0            132                                                     132
Depreciation &
    amortization              75,166           5,624         80,790  (c)      3,490        279    $  3,769  (d)      84,559

(a) Revenues for the insurance operating segments include net investment income and net realized gains(losses).
(b) Amount includes PGAAP adjustments related to the DAC ($217.3 million decrease) and VOBA ($383.9 million increase) assets.
(c) Amount includes the historical basis amortization associated with the DAC asset.
(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($20.6 million decrease) and VOBA ($20.5 million increase) assets.


                                                                            ----

FARMERS NEW WORLD LIFE INSURANCE COMPANY
------------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

BALANCE SHEETS (in thousands)
(Unaudited)
================================================================================

                                                                                  September 30,              December 31,
ASSETS                                                                                 1999                      1998
------                                                                           --------------             -------------
INVESTMENTS:
      Fixed maturities available for sale:
            Bonds, at fair value (cost:  $3,746,937 and $3,510,846)                $ 3,699,789               $ 3,674,223
            Redeemable preferred stocks, at fair value
                  (cost:  $67,206 and $82,090)                                          68,845                    86,662
      Equity securities available for sale:
            Nonredeemable preferred stocks, at fair value
                  (cost:  $1,153 and $1,153)                                             1,205                     1,270
            Common stocks, at fair value (cost:  $58,987 and $41)                       55,748                         3
      Mortgage loans on real estate, net of allowance for losses                        37,009                    52,879
      Investment real estate, net of accumulated depreciation
            and allowance for losses                                                    51,297                    59,047
      Surplus note of the Exchanges                                                    119,000                   119,000
      Policy loans                                                                     196,802                   185,211
      Joint ventures                                                                     7,899                     8,456
      S&P 500 call options, at fair value (cost: $17,376 and $11,305)                   23,498                    14,817
                                                                                   -----------               -----------

                        Total investments                                            4,261,092                 4,201,568

CASH AND CASH EQUIVALENTS                                                               51,034                    63,784

ACCRUED INVESTMENT INCOME                                                               58,686                    53,263

NOTE RECEIVABLE OF AFFILIATE                                                            50,000                        0

OTHER RECEIVABLE                                                                        27,471                    17,558

DEFERRED POLICY ACQUISITION COSTS                                                      530,629                   467,248

VALUE OF BUSINESS ACQUIRED                                                             329,379                   334,442

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $7,802 and $7,411                                                               14,314                    14,379

OTHER ASSETS:
      Securities lending collateral                                                    262,126                   461,801
      Other assets                                                                       1,687                     2,298
                                                                                   -----------               -----------
                                                                                       263,813                   464,099

                                                                                   -----------               -----------

TOTAL                                                                              $ 5,586,418               $ 5,616,341
                                                                                   ===========               ===========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
------------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

BALANCE SHEETS (in thousands)
(Unaudited)
================================================================================

                                                                       September 30,               December 31,
LIABILITIES AND STOCKHOLDER'S EQUITY                                       1999                        1998
------------------------------------                                  --------------              -------------
POLICY LIABILITIES AND ACCRUALS:
      Future policy benefits                                             $3,348,597                 $3,184,248
      Policy claims                                                          31,013                     26,177
                                                                         ----------                 ----------

                                                                          3,379,610                  3,210,425

OTHER POLICYHOLDER FUNDS & DIVIDENDS                                         77,239                     57,358

ACCRUED EXPENSES AND OTHER LIABILITIES:
      Securities lending liability                                          262,126                    461,801
      Death benefit liability                                                44,483                     37,024
      Other liabilities                                                      76,279                     63,736
                                                                         ----------                 ----------
                                                                            382,888                    562,561

INCOME TAXES:
      Current                                                                 9,890                      4,180
      Deferred                                                              102,699                    161,184
                                                                         ----------                 ----------
                                                                            112,589                    165,364


                        Total liabilities                                 3,952,326                  3,995,708

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
      Common stock, $1 par value - Authorized, 25,000,000 shares;
            issued and outstanding, 6,600,000 shares                          6,600                      6,600
      Additional paid-in capital                                            994,246                    994,246
      Accumulated other comprehensive income - net of deferred
            taxes of $(11,979) and $41,518                                  (22,246)                    77,105
      Retained earnings                                                     655,492                    542,682
                                                                         ----------                 ----------

                        Total stockholder's equity                        1,634,092                  1,620,633


TOTAL                                                                    $5,586,418                 $5,616,341
                                                                         ==========                 ==========


                                                                           ----
                                                                              2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
------------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF INCOME (in thousands)
(Unaudited)
================================================================================

                                                                                        Nine month period
                                                                                       ended September 30,
                                                                       -----------------------------------------------
                                                                             1999                             1998
                                                                       ---------------                 ---------------
REVENUES:
      Net premiums earned                                                $ 154,821                        $ 128,696
      Universal life and annuity policy charges                            157,731                          154,643
      Net investment income                                                228,617                          220,008
      Net realized investment gains                                         12,160                            9,869
      Other income                                                             621                              529
                                                                         ---------                        ---------

                        Total revenues                                     553,950                          513,745

BENEFITS AND EXPENSES:
      Death and other benefits                                             102,805                           99,212
      Future policy benefits                                                38,270                           16,715
      Interest credited to policyholders                                   117,540                          112,371
      Underwriting, acquisition and insurance expenses:
            Amortization of deferred policy acquisition costs               62,297                           48,307
            Amortization of value of business acquired                      15,903                           19,452
            Commissions                                                     11,818                           14,083
            General insurance expenses and taxes                            32,248                           31,813
                                                                         ---------                        ---------

                        Total benefits and expenses                        380,881                          341,953
                                                                         ---------                        ---------

                        Income before provision for income taxes           173,069                          171,792
                                                                         ---------                        ---------

PROVISION (BENEFIT) FOR INCOME TAXES:
      Current                                                               66,081                           23,496
      Deferred                                                              (5,822)                          37,679
                                                                         ---------                        ---------

                        Total provision for income taxes                    60,259                           61,175
                                                                         ---------                        ---------

NET INCOME                                                               $ 112,810                        $ 110,617
                                                                         =========                        =========


                                                                           ----
                                                                              3

FARMERS NEW WORLD LIFE INSURANCE COMPANY
-----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME (in thousands)
(Unaudited)
================================================================================

                                                                                                    Nine month period
                                                                                                   ended September 30,
                                                                                         --------------------------------------
                                                                                                  1999                 1998
                                                                                         -----------------     ----------------
NET INCOME                                                                                $     112,810         $    110,617
                                                                                         -----------------     ----------------

OTHER COMPREHENSIVE INCOME, NET OF TAX:
     Unrealized holding gains/losses on securities:
           Unrealized holding gains/(losses) on securities net of tax                          (144,945)              18,357
                of $(78,047) and $9,885
           Less:  reclassification adjustment for gains included in net income,
                net of tax of $2,364 and $(268)                                                   4,390                 (497)
                                                                                         -----------------     ----------------

                      Net unrealized holding gains on securities, net of tax of
                            $(75,683) and $9,617                                               (140,555)              17,860

     Change in effect of unrealized gains (losses) on other
           insurance accounts, net of tax of $22,187 and $(2,612)                                41,204               (4,850)
                                                                                         -----------------     ----------------

COMPREHENSIVE INCOME                                                                      $      13,459         $    123,627
                                                                                         =================     ================


                                                                           ----

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY (in thousands)
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1999
(Unaudited)
================================================================================

                                                                              Accumulated
                                                                Additional       other                        Total stock-
                                                   Common        paid-in     comprehensive     Retained         holder's
                                                   stock         capital        income         earnings          equity
                                                   -----         -------        ------         --------          ------
BALANCE, December 31, 1998                       $  6,600      $ 994,246      $ 77,105        $ 542,682      $ 1,620,633

     Net income                                                                                 112,810          112,810

Unrealized gains (losses) on
    available for sale investments
    arising during the period, net
    of tax of $(78,047)                                                       (144,945)                         (144,945)

Reclassification adjustment for
    gains included in net income,
    net of tax of $2,364                                                         4,390                             4,390

Change in effect of unrealized
   gains (losses) on other insurance
   accounts, net of tax of $22,187                                              41,204                            41,204
                                                 --------      ---------     ----------       ---------      -----------

BALANCE, September 30, 1999                      $  6,600      $ 994,246     $ (22,246)       $ 655,492      $ 1,634,092
                                                 ========      =========     ==========       =========      ===========


                                                                           ----

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY (in thousands)
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
(Unaudited)
================================================================================

                                                                              Accumulated
                                                                Additional       other                        Total stock-
                                                   Common        paid-in     comprehensive     Retained         holder's
                                                   stock         capital        income         earnings          equity
                                                   ------        -------        ------         --------          ------
BALANCE, December 31, 1997                       $ 6,600       $ 994,246      $ 66,675        $ 412,080      $ 1,479,601

     Net income                                                                                 110,617          110,617

Unrealized gains (losses) on
    available for sale investments
    arising during the period, net
    of tax of $9,885                                                            18,357                            18,357

Reclassification adjustment for
   gains included in net income,
    net of tax of $(268)                                                          (497)                             (497)

Change in effect of unrealized
   gains (losses) on other insurance
   accounts, net of tax of $(2,612)                                             (4,850)                           (4,850)
                                                 --------      ---------     ----------       ---------      -----------

BALANCE, September 30, 1998                      $ 6,600       $ 994,246      $ 79,685        $ 522,697      $ 1,603,228
                                                 ========      =========     ==========       =========      ===========


                                                                           ----
                                                                              6

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands)
(Unaudited)

                                                                                                    Nine month period
                                                                                                  ended September 30,
                                                                                         ------------------------------------
                                                                                              1999                   1998
                                                                                              ----                   ----
OPERATING ACTIVITIES:
      Net income                                                                           $ 112,810              $ 110,617
      Adjustments to reconcile net income to net cash provided by operating activities:
            Universal life type contracts:
                  Deposits received                                                          226,359                223,394
                  Withdrawals                                                               (189,591)              (180,274)
                  Interest credited                                                           53,167                 50,285
            Realized investment losses (gains)                                               (12,160)                (9,869)
            Amortization of deferred policy acquisition costs and VOBA                        78,200                 67,759
            Deferred income tax expense (benefit)                                             (5,822)                37,679
            Depreciation                                                                       1,948                  1,921
            Cash provided (used) by changes in operating assets and liabilities:
                  Federal income taxes payable                                                 5,710                 14,875
                  Deferred policy acquisition costs                                         (136,515)               (64,284)
                  Life insurance policy liabilities                                           43,572                 23,779
                  Other policyholder funds                                                    19,882                 (2,466)
                  Other                                                                       72,707                (17,420)
                                                                                           ---------               --------
      Net cash provided by operating activities                                              270,267                255,996

INVESTING ACTIVITIES:
      Purchase of bonds and stocks available-for-sale                                       (890,540)              (446,970)
      Proceeds from sales or maturities of bonds and stocks available-for-sale               617,121                348,489
      Purchase of mortgage loans                                                                   0                      0
      Mortgage loan collections                                                               17,044                 24,025
      Purchase of investment real estate                                                        (617)                  (878)
      Proceeds from sale of investments in real estate                                         6,368                  4,302
      Increase in policy loans                                                               (11,591)               (14,847)
      Purchase of property and equipment                                                        (409)                  (445)
      Purchase of surplus note of the Exchanges                                                    0               (119,000)
      Purchase of note receivable from affiliate                                             (50,000)                     0
      Other                                                                                   (6,071)                (6,101)
                                                                                           ---------               --------
      Net cash used by investing activities                                                 (318,695)              (211,425)

FINANCING ACTIVITIES:
      Annuity contracts:
            Deposits received                                                                121,572                107,341
            Withdrawals                                                                     (149,600)              (164,283)
            Interest credited                                                                 63,706                 58,577
                                                                                           ---------               --------
      Net cash provided by financing activities                                               35,678                  1,635
                                                                                           ---------               --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS,
      carried forward                                                                        (12,750)                46,206

                                                                           ----
                                                                              7

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands) (continued)
(Unaudited)
================================================================================

                                                                           Nine month period
                                                                          ended September 30,
                                                                 ------------------------------------
                                                                      1999                   1998
                                                                      ----                   ----
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS,
      brought forward                                             $ (12,750)              $ 46,206

CASH AND CASH EQUIVALENTS:
      Beginning of year                                              63,784                  9,980
                                                                  ---------               --------
      End of year                                                 $  51,034               $ 56,186
                                                                  =========               ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Cash paid during year for:
            Income taxes                                          $  59,878               $ 22,199
            Interest paid                                              (125)                   945


                                                                           ----
                                                                              8

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

NOTES TO INTERIM FINANCIAL STATEMENTS
(Unaudited)
================================================================================

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying balance sheet of Farmers New World Life Insurance Company ("the Company") as of September 30, 1999, the related statements of income, comprehensive income, stockholders' equity and cash flows for the nine month periods ended September 30, 1999 and September 30, 1998, have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim periods and are unaudited. However, in management's opinion, the financial statements include all adjustments (consisting of only recurring adjustments) necessary for a fair presentation of results for such interim periods. These statements do not include all of the information and footnotes required by GAAP for complete financial statements and should be read in conjunction with the balance sheets of the Company as of December 31, 1998 and 1997, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998.

2.   MATERIAL CONTINGENCIES

     The Company is a party to numerous lawsuits arising from its normal business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct which should warrant the award of any material punitive or compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's results of operations or financial position.



                                                                            ----
                                                                               9